Exhibit 1.1
REPUBLIC SERVICES, INC.
FORM OF DEBT UNDERWRITING AGREEMENT
                                        , 20___
[NAME OF REPRESENTATIVE]
[NAME OF REPRESENTATIVE]
As Representatives of the several Underwriters
Named in Schedule A hereto
c/o [Name of Representative]
[address]
[address]
c/o [Name of Representative]
[address]
[address]
Ladies and Gentlemen:
     Introductory. Republic Services, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several Underwriters named in Schedule A (the “Underwriters”), acting severally and not jointly, the respective amounts set forth in such Schedule A of $                     aggregate principal amount of the Company’s ___% Notes due ___(the “Notes”).                                          have agreed to act as representatives of the several Underwriters (in such capacity, the “Representatives”) in connection with the offering and sale of the Notes.
     The Notes will be issued pursuant to an indenture (the “Base Indenture”), dated as of                                         , 2009, among the Company, the Guarantors (as defined below) and                                          , as trustee (the “Trustee”). Certain terms of the Notes will be established pursuant to a supplemental indenture to be dated as of the Closing Date (as defined in Section 2 below) (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Notes will be issued in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”), pursuant to a Letter of Representations, to be dated on or before the Closing Date (the “DTC Agreement”), among the Company, the Trustee and the Depositary.
     The payment of principal, premium and interest on the Notes will be fully and unconditionally guaranteed on a senior unsecured basis, jointly and severally, by the subsidiaries of the Company listed on Exhibit D hereto and any subsidiary of the Company formed or acquired after the Closing Date that executes an additional guarantee in accordance with the terms of the Indenture and, to the extent provided by the Indenture, their respective successors and assigns (collectively the “Guarantors”), pursuant to their guarantees (the “Guarantees”). The Notes and the Guarantees attached thereto are herein collectively referred to as the “Securities.“The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), a registration statement on Form S-3 (File No.                     ), including a prospectus, relating to the Securities. Such registration statement, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means the preliminary prospectus supplement, dated                                         ,     , together with the base prospectus included therein dated                     ,      , and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Securities, which is the final prospectus supplement, dated                     ,     , together with the base prospectus included therein dated                     ,     . If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents that are or are deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the “Exchange Act”) that are or are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.
     At or prior to the time when sales of the Securities were first made (the “Time of Sale”), the Company prepared the following information (collectively, the “Time of Sale Information”): (i) the Preliminary Prospectus and (ii) each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Exhibit C hereto as constituting part of the Time of Sale Information.
     Each of the Company and the Guarantors hereby confirms its agreements with the Underwriters as follows:
     Section 1. Representations and Warranties of the Company and the Guarantors.
     Each of the Company and the Guarantors, jointly and severally, hereby represents, warrants and covenants to each Underwriter as of the date hereof, as of the Time of Sale and as of the Closing Date (in each case, a “Representation Date”), as follows:

     a) Registration Statement and Prospectus. The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the “Trust Indenture Act”), and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date, the Prospectus will comply in all material respects with the Securities Act and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation and warranty with respect to (i) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act or (ii) any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto.
     b) Time of Sale Information. The Time of Sale Information, at the Time of Sale did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Time of Sale Information.
     c) Issuer Free Writing Prospectus. The Company and the Guarantors (including their agents and representatives, other than the Underwriters in their capacity as such) have not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company, the Guarantors or their agents and representatives (other than a communication referred to in clauses (i) (ii) and (iii) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (ii) the Preliminary Prospectus, (iii) the Prospectus, (iv) each “free-writing prospectus” listed on Exhibit C hereto as constituting part of the Time of Sale Information and (v) any electronic road show or other written communications, in each case approved in writing in advance by the Representatives.

Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus filed prior to the first use of such Issuer Free Writing Prospectus, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Issuer Free Writing Prospectus.
     d) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information (i) at the time they were or hereafter are filed with the Commission, complied or will comply in all material respects with the requirements of the Exchange Act and (ii) when read together with the other Time of Sale Information, at the Time of Sale, and when read together with the other information in the Prospectus, at the date of the Prospectus and at the Closing Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     e) Status under the Securities Act. The Company is not an ineligible issuer and is a well-known seasoned issuer, in each case as defined under the Securities Act, in each case at the times specified in the Securities Act in connection with the offering of the Securities.
     f) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.
     g) The Indenture and the DTC Agreement. The Base Indenture has been duly authorized, executed and delivered by the Company and each of the Guarantors and constitutes a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. The Supplemental Indenture has been duly authorized and, on the Closing Date, will have been duly executed and delivered by, and will constitute a valid and binding agreement of, the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. The Indenture has been duly qualified under the Trust Indenture Act. The DTC Agreement has been duly authorized, exected and delivered by, and constitutes a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

     h) Authorization of the Notes and the Guarantees. (i) The Notes to be purchased by the Underwriters from the Company are in the form contemplated by the Indenture, have been duly authorized by the Company for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles, and will be entitled to the benefits of the Indenture. (ii) The Guarantees of the Notes are in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by each of the Guarantors, and, when the Notes have been authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of each of the Guarantors, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles, and will be entitled to the benefits of the Indenture.
     i) Description of the Securities and the Indenture. The Securities and the Indenture conform in all material respects to the respective descriptions thereof contained in the Registration Statement, the Time of Sale Information and the Prospectus.
     j) Accuracy of Statements. The statements in each of the Registration Statement, the Time of Sale Information and the Prospectus under the captions “Description of Notes” and “Material United States Federal Income Tax Considerations,” in each case insofar as such statements constitute a summary of the legal matters or documents referred to therein, fairly present and summarize, in all material respects, the matters referred to therein.
     k) No Material Adverse Change. Except as otherwise disclosed in the Time of Sale Information, subsequent to the respective dates as of which information is given in the Time of Sale Information, (i) neither the Company, the Guarantors nor any of their respective subsidiaries has sustained any material loss or interference with their respective businesses from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree and (ii) there has been no material adverse change, or any development that would reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the business, properties, results of operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company, the Guarantors and their respective subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”).
     l) Independent Accountants. The Company’s independent registered public accounting firm, who have expressed their opinion with respect to the Company’s audited financial statements included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus, are independent public accountants with respect to the Company as required by the Securities Act and the Exchange Act and are an independent registered public accounting firm with the Public Company Accounting Oversight Board.
     m) Preparation of the Financial Statements. The financial statements together with the related notes thereto included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The summary historical consolidated financial data included in the Registration Statement, the Time of Sale Information and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus. There are no financial statements that are required to be included in the Registration Statement, the Time of Sale Information or the Prospectus that are not included or incorporated by reference as required. In addition, any pro forma financial statements of the Company and its subsidiaries and the related notes thereto included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial information and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.
     n) Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company, the Guarantors and their significant subsidiaries (as defined in Rule 1-02(10) of Regulation S-X, the “Significant Subsidiaries”) has been duly incorporated or formed and is validly existing as a corporation, limited liability company, partnership or other legal entity, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or formation, and each has corporate, limited liability company, partnership or other power and authority to own or lease, as the case may be, and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Information and the Prospectus and, in the case of the Company and the Guarantors, to enter into and perform its obligations under this Agreement. Each of the Company, the Guarantors and each Significant Subsidiary is duly qualified as a foreign corporation, limited liability company, partnership or other legal entity to transact business and is in good standing or equivalent status in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. All of the issued and outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and, except in the case of subsidiaries set forth on Exhibit E hereto, are owned by the Company or a Guarantor, directly or through their respective subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim. The Company does not have any subsidiary not listed on Exhibit 21.1 to the Company’s most recent Annual Report on Form 10-K which is required to be so listed.

     o) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement, the Time of Sale Information and the Prospectus under the caption “Capitalization” (other than for subsequent issuances, if any, pursuant to employee benefit plans or upon exercise of outstanding options, in each case, described in the documents incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus, as the case may be).
     p) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. None of the Company, the Guarantors nor any of their respective subsidiaries is (i) in violation of or in default under (or, with the giving of notice or lapse of time or both, would be in default) (“Default”) its articles of incorporation, charter, by-laws, limited liability company agreement or limited partnership agreement, as applicable, (ii) in Default under any indenture, mortgage, loan or credit agreement, deed of trust, note, contract, franchise, lease or other agreement, obligation, condition, covenant or instrument to which it or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of it or any of its subsidiaries is subject (each, an “Existing Instrument”) or (iii) in violation of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, any of the Guarantors or any of their respective subsidiaries or any of their properties, as applicable, except, with respect to clauses (ii) and (iii) only, for such Defaults or violations as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. The execution, delivery and performance by the Company and the Guarantors of this Agreement and the Indenture and consummation of the transactions contemplated hereby and thereby and by the Registration Statement, the Time of Sale Information and the Prospectus (i) have been duly authorized by all necessary corporate, limited liability company or limited partnership action by the Company and the Guarantors and will not result in any Default under the articles of incorporation, charter, bylaws, limited liability company or limited partnership agreement of the Company, any of the Guarantors or any of their respective subsidiaries, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any of the Guarantors or any of their respective subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, and (iii) will not result in any violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company, any of the Guarantors or any of their respective subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, any of the Guarantors or any of their respective subsidiaries or any of their respective properties except, with respect to clauses (ii) and (iii) only, for such conflicts, Defaults, Debt Repayment Triggering Events or violations as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the execution, delivery and performance by the Company and the Guarantors of this Agreement or the issuance and sale of the Securities or consummation of the transactions contemplated hereby or thereby or by the Registration Statement, the Time of Sale Information and the Prospectus, except such as have been obtained or made by the Company or the Guarantors and are in full force and effect under the Securities Act, applicable state securities or blue sky laws or foreign securities laws. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time or both would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) issued by the Company or any of its subsidiaries, the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.
     q) No Material Actions or Proceedings. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s knowledge, threatened (i) against or affecting the Company, any of the Guarantors or any of their respective subsidiaries, (ii) which has as the subject thereof any officer or director of, or property owned or leased by, the Company, any of the Guarantors or any of their respective subsidiaries or (iii) relating to environmental or discrimination matters related to the Company, any of the Guarantors or any of their respective subsidiaries, where any such action, suit or proceeding, if determined adversely, would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement.
     r) Labor Matters. No material dispute with the employees of the Company, any of the Guarantors or any of their respective subsidiaries exists, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that in either case would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.
     s) All Necessary Permits, etc. The Company, the Guarantors and each of their subsidiaries possess such valid and current certificates, authorizations, permits, licenses, approvals, consents and other authorizations issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and none of the Company, the Guarantors or any of their subsidiaries has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization, permit, license, approval, consent or other authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Change.
     t) Title to Properties. Except as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, the Company, the Guarantors and each of their respective subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(m) above (or elsewhere in the Registration Statement, the Time of Sale Information and the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company, the Guarantors or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company, any of the Guarantors and any of their respective subsidiaries are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company, the Guarantors or any of their respective subsidiaries, as the case may be.
     u) Tax Law Compliance. The Company, the Guarantors and their respective subsidiaries have filed all necessary federal, state, local and foreign income and franchise tax returns in a timely manner and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except for any taxes, assessments, fines or penalties as may be being contested in good faith and by appropriate proceedings, except where a default to make such filings or payments would not reasonably be expected to result in a Material Adverse Change. The Company, the Guarantors and their respective subsidiaries have made appropriate provisions in the applicable financial statements referred to in Section 1(m) above in respect of all federal, state, local and foreign income and franchise taxes for all current or prior periods as to which the tax liability of the Company, the Guarantors or any of their respective subsidiaries has not been finally determined.
     v) Not an Investment Company. Each of the Company and the Guarantors is not, and after receipt of payment for the Securities and the application of the proceeds thereof as contemplated under the caption “Use of Proceeds” in the Registration Statement, the Time of Sale Information and the Prospectus will not be, required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
     w) Insurance. The Company, the Guarantors and each of their respective subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses. All policies of insurance insuring the Company, the Guarantors or any of their respective subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect.
     x) No Price Stabilization or Manipulation. None of Company, the Guarantors or any of their respective subsidiaries has taken or will take, directly or indirectly, any action designed to or that would be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.
     y) Related Party Transactions. There are no business relationships or related-party transactions involving the Company, the Guarantors or any of their respective subsidiaries or any other person required to be described in the Registration Statement, the Time of Sale Information and the Prospectus that have not been described as required.
     z) No Registration Rights. No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Securities.
     aa) No Unlawful Contributions or Other Payments. None of the Company, the Guarantors, any of their respective subsidiaries or, to the best of the Company’s and Guarantors’ knowledge, any director, officer, agent, employee or affiliate of the Company, any of the Guarantors or any of their respective subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company, the Guarantors and their respective subsidiaries and, to the best of the Company’s and the Guarantors’ knowledge, their affiliates have conducted their businesses in compliance with the FCPA and have, to the extent necessary, instituted and maintained policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.
     “FCPA” means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.
     bb) No Conflict with Money Laundering Laws. The operations of the Company, the Guarantors and their respective subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Guarantors or any of their respective subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company and the Guarantors, threatened.
     cc) No Conflict with OFAC Laws. None of the Company, the Guarantors or any of their respective subsidiaries nor, to the best knowledge of the Company and the Guarantors, any director, officer, agent, employee or affiliate of the Company or the Guarantors or any of their respective subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company and the Guarantors will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds, to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
     dd) Compliance with Environmental Laws. Except as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, (i) none of the Company, the Guarantors or any of their respective subsidiaries is in violation of any federal, state, local or foreign law, regulation, order, permit or other requirement relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, “Materials of Environmental Concern”), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environment Concern (collectively, “Environmental Laws”), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company, the Guarantors and their respective subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor have the Company, any of the Guarantors or any of their respective subsidiaries received any written communication that alleges that the Company, any of the Guarantors or any of their respective subsidiaries is in violation of any Environmental Law, except in each case as would not, individually or in the aggregate, reasonably be expected to result in Material Adverse Change; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company or any of the Guarantors has received written notice, and no written notice by any person or entity to the Company, the Guarantors or any of their respective subsidiaries alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys’ fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company, any of the Guarantors or any of their subsidiaries, now or in the past (collectively, “Environmental Claims”), pending or, to the best knowledge of the Company and the Guarantors, threatened against the Company, any of the Guarantors or any of their subsidiaries, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change; and (iii) to the best knowledge of the Company and the Guarantors, there are no past, present or anticipated future actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably would be expected to result in a violation of any Environmental Law, require expenditures to be incurred pursuant to Environmental Law, or form the basis of a potential Environmental Claim against the Company, any of the Guarantors or any of their respective subsidiaries, except as would not, individually or in the aggregate, reasonably be expect to result in a Material Adverse Change.
     ee) Sarbanes-Oxley Compliance. There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply in any material respect with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.
     ff) Company’s Accounting System. The Company and its subsidiaries maintain effective internal control over financial reporting, as such term is defined in Rule 13a-15(f) under the Exchange Act.
     gg) Internal Controls and Procedures. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     hh) No Material Weakness in Internal Controls. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.
     ii) Disclosure Controls and Procedures. The Company maintains an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act). The Company has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.
     Any certificate signed by an officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.
     Section 2. Purchase, Sale and Delivery of the Securities.
          a) The Securities. Each of the Company and the Guarantors agrees to issue and sell to the several Underwriters, severally and not jointly, all of the Securities upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company and the Guarantors the aggregate principal amount of Securities set forth opposite their names on Schedule A at a purchase price of ___% of the principal amount of the Securities, payable on the Closing Date. The Company and the Guarantors will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.
          b) The Closing Date. Delivery of certificates for the Securities in global form to be purchased by the Underwriters and payment therefor shall be made at the offices of counsel for the Representatives (or such other place as may be agreed to by the Company and the Representatives) at 9:00 a.m., New York City time, on                                         , 20___, or such other time and date as the Representatives and the Company shall mutually agree (the time and date of such closing are called the “Closing Date”).
          c) Offering of the Securities. The Representatives hereby advise the Company and the Guarantors that the Underwriters intend to offer for sale, in the manner described in the Registration Statement, the Time of Sale Information and the Prospectus, their respective portions of the Securities as soon after the execution and delivery of this Agreement as the Representatives, in their sole judgment, have determined is advisable and practicable.
          d) Payment for the Securities. Payment for the Securities shall be made on the Closing Date by wire transfer of immediately available funds to the order of the Company.
     It is understood that the Representatives have been authorized, for their own accounts and for the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Securities that the Underwriters have agreed to purchase. The Representatives may (but shall not be obligated to) make payment for any Securities to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the Closing Date for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.
          e) Delivery of the Securities. The Company shall deliver, or cause to be delivered, to the Representatives for the accounts of the several Underwriters certificates for the Securities on the Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Securities shall be in such denominations and registered in such names and denominations as the Representatives shall have requested at least two full business days prior to the Closing Date and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as the Representatives may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.
     Section 3. Covenants of the Company and the Guarantors.
     Each of the Company and the Guarantors covenants and agrees with each Underwriter as follows:
          a) Preparation of Final Prospectus; Underwriters’ Review of Proposed Amendments and Supplements. The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus (including the Pricing Term Sheet in the form of Exhibit B hereto) to the extent required by Rule 433 under the Securities Act, and will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request. The Company will pay the registration fees for this offering within the time period required by Rule 456(b)(1)(i) under the Securities Act (without giving effect to the proviso therein) and in any event prior to the Closing Date. Before using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives have reasonably and promptly objected; provided, however, that nothing herein shall prohibit the Company or any Guarantor from filing any document pursuant to the Exchange Act so long as the Underwriters have been (x) provided with notice of the Company’s or such Guarantor’s intention to make such filing as soon as practicable and (y) furnished with a copy of the proposed filing in advance of the filing thereof with the Commission.

          b) Amendments and Supplements to the Prospectus and Other Securities Act Matters. If, prior to the later of (x) the Closing Date and (y) the end of the Prospectus Delivery Period (as defined below), any event shall occur or condition exist as a result of which (i) the Time of Sale Information (prior to the Closing Date) or the Prospectus (prior to the later of the Closing Date and the end of the Prospectus Delivery Period), in both cases as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information (prior to the Closing Date) or the Prospectus (prior to the later of the Closing Date and the end of the Prospectus Delivery Period) to comply with law, the Company and the Guarantors will promptly notify the Underwriters thereof and forthwith prepare and, subject to paragraph (a) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Time of Sale Information (prior to the Closing Date) or the Prospectus (prior to the later of the Closing Date and the end of the Prospectus Delivery Period) as may be necessary so that the statements in the Time of Sale Information (prior to the Closing Date) or the Prospectus (prior to the later of the Closing Date and the end of the Prospectus Delivery Period), in both cases as so amended or supplemented will not, in the light of the circumstances, be misleading or so that the Time of Sale Information (prior to the Closing Date) or the Prospectus (prior to the later of the Closing Date and the end of the Prospectus Delivery Period) will comply with law.
     The Company and the Guarantors hereby expressly acknowledge that the indemnification and contribution provisions of Sections 8 and 9 hereof are specifically applicable and relate to each registration statement, prospectus, amendment or supplement referred to in this Section 3.
          c) Copies of the Registration Statement, the Time of Sale Information and the Prospectus. The Company and the Guarantors agree to furnish the Underwriters, without charge, as many copies of the Registration Statement, the Time of Sale Information and the Prospectus and any amendments and supplements thereto as they shall have reasonably requested through the later of the Closing Date and the end of the Prospectus Delivery Period. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Securities by any Underwriter or dealer.
          d) Notice to the Representatives. The Company will advise the Representatives promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus or any amendment to the Prospectus or any Issuer Free Writing Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (v) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Time of Sale Information or any Issuer

Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Time of Sale Information or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vi) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.
          e) Blue Sky Compliance. Each of the Company and the Guarantors shall cooperate with the Representatives and counsel for the Underwriters to qualify or register the Securities for sale under (or obtain exemptions from the application of) the state securities or blue sky laws of those jurisdictions designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. None of the Company or the Guarantors shall be required to qualify to transact business or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign business. The Company and the Guarantors will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, each of the Company and the Guarantors shall use its reasonable best efforts to obtain the withdrawal thereof at the earliest possible moment.
          f) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption “Use of Proceeds” in the Registration Statement, the Time of Sale Information and the Prospectus.
          g) Depositary. The Company and the Guarantors will cooperate with the Underwriters and use its best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.
          h) Periodic Reporting Obligations. Prior to the end of the Prospectus Delivery Period, the Company shall file, on a timely basis, with the Commission and the New York Stock Exchange all reports and documents required to be filed under Section 13 or 15 of the Exchange Act. The Company will make generally available to its security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

          i) Agreement Not to Offer or Sell Additional Securities. During the period commencing on the date hereof and ending on the Closing Date, the Company, the Guarantors and their respective subsidiaries will not, without the prior written consent of the Representatives (which consent may be withheld at the sole discretion of the Representatives), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Company, the Guarantors or any of their respective subsidiaries similar to the Securities or securities exchangeable for or convertible into debt securities similar to the Securities (other than as contemplated by this Agreement with respect to the Securities).
          j) No Manipulation of Price. The Company and the Guarantors will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any securities of the Company or the Guarantors to facilitate the sale or resale of the Securities.
          k) Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.
     The Representatives, on behalf of the several Underwriters, may, in their sole discretion, waive in writing the performance by the Company or any of the Guarantors of any one or more of the foregoing covenants or extend the time for their performance.Section 4. Payment of Expenses. Each of the Company and the Guarantors agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities, (iii) all fees and expenses of the Company’s and Guarantors’ counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Time of Sale Information and the Prospectus, and all amendments and supplements thereto, and this Agreement, the Indenture, the DTC Agreement and the Securities, (v) all filing fees, attorneys’ fees and expenses incurred by the Company, the Guarantors or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the state securities or blue sky laws and preparing a “Blue Sky Survey” or memorandum, and any supplements thereto, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities, (vii) any fees payable in connection with the rating of the Securities with the ratings agencies, (viii) all fees and expenses (including reasonable fees and expenses of counsel) of the Company and the Guarantors in connection with approval of the Securities by the Depositary for “book-entry” transfer, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the Financial Industry Regulatory Authority of the terms of the sale of the Securities and (x) all other fees, costs and expenses incurred in connection with the performance of its obligations hereunder for which provision is not otherwise made in this Section. Except as provided in this Section 4 and Sections 6, 8 and 9 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.
     Section 5. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantors set forth in Section 1 hereof as of each Representation Date as though then made and to the timely performance by the Company and the Guarantors of its covenants and other obligations hereunder, and to each of the following additional conditions:
          a) Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act, shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 3(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.
          b) Accountants’ Comfort Letter. On the date hereof, the Representatives shall have received from the Company’s independent registered public accountants a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representatives with respect to the audited and unaudited financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus.
          c) Bring-down Comfort Letter. On the Closing Date, the Representatives shall have received from the Company’s independent registered public accountants a letter dated such date, in form and substance satisfactory to the Representatives, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (b) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date.
          d) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date:
          (i) in the judgment of the Representatives there shall not have occurred any Material Adverse Change;
          (ii) there shall not have been any change or decrease specified in the letter of the Company’s independent registered public accountants referred to in paragraph (c) of this Section 5 which is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement, the Time of Sale Information and the Prospectus; and

          (iii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.
          e) Opinions of Counsel for the Company and the Guarantors. On the Closing Date, the Representatives shall have received the favorable opinions of Mayer Brown LLP, counsel for the Company and the Guarantors, dated as of such Closing Date, the forms of which are attached as Exhibits A-1 to A-3 and the favorable opinion of Michael P. Rissman, Executive Vice President and General Counsel of the Company, dated as of such Closing Date, the form of which is attached as Exhibit A-4.
          f) Opinion of Counsel for the Underwriters. On the Closing Date, the Representatives shall have received the favorable opinion of                                                             , counsel for the Underwriters, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Underwriters.
          g) Officers’ Certificate. On the Closing Date, the Representatives shall have received (i) a written certificate executed by the Chairman of the Board, the Chief Executive Officer or the President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, and (ii) a written certificate executed by an officer of each Guarantor, dated as of such Closing Date, to the effect that:
          (i) the representations, warranties and covenants of the Company and the Guarantors set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of such Closing Date; and
          (ii) each of the Company and the Guarantors has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.
          h) The Supplemental Indenture. The Company and the Guarantors shall have entered into the Supplemental Indenture and the Underwriters shall have received executed counterparts thereof.
          i) No Objection. Either no filing with the Financial Industry Regulatory Authority, Inc. (“FINRA”) shall be required, or FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.
          j) Additional Documents. On or before the Closing Date, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

     If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 4, 6, 8, 9 and 17 shall at all times be effective and shall survive such termination.
     Section 6. Reimbursement of Underwriters’ Expenses. If this Agreement is terminated by the Representatives pursuant to Section 5, 11(i) (solely as it applies to a suspension or limitation in trading or quotation in any of the Company’s securities) or 11(iv), or if the sale to the Underwriters of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or any Guarantor to perform any agreement herein or to comply with any provision hereof, the Company and the Guarantors agree to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all reasonable out-of-pocket expenses that shall have been incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Securities, including but not limited to reasonable fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.
     Section 7. Certain Agreements of the Underwriters. Each Underwriter hereby represents and agrees that:
     (A) It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that, solely as a result of use by such underwriter, would not trigger an obligation to file such free writing prospectus with the Commission pursuant to Rule 433, (ii) any free writing prospectus listed on Exhibit C (including any electronic road show or other written communications, in each case approved in writing in advance by the Representatives), or (iii) any free writing prospectus prepared by such underwriter and approved by the Company in writing in advance. Notwithstanding the foregoing, the Underwriters may use a term sheet substantially in the form of Exhibit B hereto without the consent of the Company.
     (B) It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period).
     Section 8. Indemnification.
     (a) Indemnification of the Underwriters. Each of the Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Underwriter, its directors, officers, employees and agents, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such director, officer, employee, agent or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to reimburse each Underwriter and each such director, officer, employee, agent and controlling person for any and all expenses (including the reasonable fees and disbursements of counsel chosen by                                         ) as such expenses are reasonably incurred by such Underwriters or such director, officer, employee, agent or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any Time of Sale Information. The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.
     (b) Indemnification of the Company. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each Guarantor, each of their respective directors, officers and employees and each person, if any, who controls the Company or any Guarantor within the meaning of the Securities Act or the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information; and to reimburse the Company, any Guarantor and each such director, officer, employee or controlling person for any and all expenses (including the reasonable fees and disbursements of their counsel) as such expenses are reasonably incurred by the Company, any Guarantor or such director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Company and the Guarantors hereby acknowledges that the only information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information are the statements set forth in                                                             . The

indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Underwriter may otherwise have.
     (c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, such indemnified party shall have the right to employ its own counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party, unless: (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party; (ii) the indemnifying party has failed promptly to assume the defense and employ counsel reasonably satisfactory to the indemnified party; or (iii) the named parties to any such action (including any impleaded parties) include both such indemnified party and the indemnifying party or any affiliate of the indemnifying party, and such indemnified party shall have reasonably concluded, based on advice from counsel, that either (x) there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party or such affiliate of the indemnifying party or (y) a conflict may exist between such indemnified party and the indemnifying party or such affiliate of the indemnifying party (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to a single firm of local counsel) for all such indemnified parties, which firm shall be designated in writing by ___and that all such reasonable fees and expenses shall be reimbursed as they are incurred). Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence, in which case the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.
     (d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.
     Section 9. Contribution. If the indemnification provided for in Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Guarantors, and the total discount received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate initial offering price of the Securities. The relative fault of the Company and the Guarantors, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors, on the one hand, or the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(c), any reasonable legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8 hereof with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 hereof for purposes of indemnification.
     The Company, the Guarantors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.
     Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discount received by such Underwriter in connection with the Securities underwritten by it and distributed exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each director, officer, employee and agent of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Underwriter, and each director, officer and employee of the Company or any Guarantor and each person, if any, who controls the Company or any Guarantor within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company and the Guarantors.
     Section 10. Default of One or More of the Several Underwriters. If, on the Closing Date, any one or more of the several Underwriters shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate principal amount of the Securities to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportion that the aggregate principal amounts of such Securities set forth opposite their respective names on Schedule A bears to the aggregate principal amount of such Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase such Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase such Securities and the aggregate principal amount of such Securities with respect to which such default occurs exceeds 10% of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 4, 6, 8, 9 and 17 shall at all times be effective and shall survive such termination. In any such case, either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement or the Prospectus or any other documents or arrangements may be effected.
     As used in this Agreement, the term “Underwriter” shall be deemed to include any person substituted for a defaulting Underwriter under this Section 10. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
     Section 11. Termination of this Agreement. Prior to the Closing Date, this Agreement may be terminated by the Representatives by notice given to the Company if at any time (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or the New York Stock Exchange, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or FINRA; (ii) a general banking moratorium shall have been declared by any of federal or New York authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity involving the United States, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable or inadvisable to market the Securities in the manner and on the terms described in the Time of Sale Information or the Prospectus or to enforce contracts for the sale of securities; (iv) in the judgment of the Representatives there shall have occurred any Material Adverse Change; or (v) there shall have occurred a material disruption in commercial banking or securities settlement or clearance services. Any termination pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Sections 4 and 6 hereof, and provided further that Sections 4, 6, 8, 9 and 17 shall survive such termination and remain in full force and effect.
     Section 12. No Fiduciary Duty. Each of the Company and the Guarantors acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Guarantors, on the one hand, and the several Underwriters, on the other hand, and each of the Company and the Guarantors is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company, the Guarantors or their respective affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company or the Guarantors with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any of the Guarantors on other matters) and no Underwriter has any obligation to the Company or the Guarantors with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Guarantors and that the several Underwriters have no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company and the Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.
     This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Guarantors and the several Underwriters with respect to the subject matter hereof. Each of the Company and the Guarantors hereby waives and releases, to the fullest extent permitted by law, any claims that the Company or the Guarantors may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.
     Section 13. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantors, their respective officers and of the several Underwriters set forth in or made pursuant to this Agreement (i) will remain operative and in full force and effect, regardless of any (A) investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the officers or employees of any Underwriters, or any person controlling the Underwriter, the Company, the officers or employees of the Company, or any person controlling the Company or any Guarantor, as the case may be or (B) acceptance of the Securities and payment for them hereunder and (ii) will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.
     Section 14. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:
     If to the Representatives:
[Name of Representative]
[address]
[address]
[Facsimile:]
[Attention:]
[Name of Representative]
[address]
[address]
[Facsimile:]
[Attention:]
with a copy to:
[Name]
[address]
[address]

[Facsimile:]
[Attention:]
     If to the Company:
Republic Services, Inc.
18500 North Allied Way
Phoenix, Arizona 85054
Fax No.: (480) 627-7150
Attention: Michael P. Rissman, Executive Vice President and General Counsel
With a copy to:
Mayer Brown LLP
71 South Wacker Drive
Chicago, Illinois 60606
Fax No.: (312) 701-7711
Attention: Jodi Simala
     Any party hereto may change the address for receipt of communications by giving written notice to the others.
     Section 15. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 10 hereof, and to the benefit of the directors, officers, employees, agents and controlling persons referred to in Sections 8 and 9, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Securities as such from any of the Underwriters merely by reason of such purchase.
     Section 16. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.
     Section 17. Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THAT STATE.
     Section 18. General Provisions. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours, REPUBLIC SERVICES, INC.
By:
Name:
Title:

GUARANTORS:
623 LANDFILL, INC.
A D A J CORPORATION
ACTION DISPOSAL, INC.
ADA COUNTY DEVELOPMENT COMPANY, INC.
ADRIAN LANDFILL, INC.
ADS OF ILLINOIS, INC.
ADS, INC.
AGRICULTURAL ACQUISITIONS, LLC
AGRI-TECH, INC. OF OREGON
ALABAMA RECYCLING SERVICES, INC.
ALBANY — LEBANON SANITATION, INC.
ALLIED ACQUISITION PENNSYLVANIA, INC.
ALLIED ACQUISITION TWO, INC.
ALLIED ENVIROENGINEERING, INC.
ALLIED GAS RECOVERY SYSTEMS, L.L.C.
ALLIED GREEN POWER, INC.
ALLIED NOVA SCOTIA, INC.
ALLIED SERVICES, LLC
ALLIED TRANSFER SYSTEMS OF NEW JERSEY, LLC
ALLIED WASTE ALABAMA, INC.
ALLIED WASTE COMPANY, INC.
ALLIED WASTE ENVIRONMENTAL MANAGEMENT GROUP, LLC
ALLIED WASTE HAULING OF GEORGIA, INC.
ALLIED WASTE HOLDINGS (CANADA) LTD.
ALLIED WASTE INDUSTRIES (ARIZONA), INC.
ALLIED WASTE INDUSTRIES (NEW MEXICO), INC.
ALLIED WASTE INDUSTRIES (SOUTHWEST), INC.
ALLIED WASTE INDUSTRIES OF GEORGIA, INC.
ALLIED WASTE INDUSTRIES OF ILLINOIS, INC.
ALLIED WASTE INDUSTRIES OF NORTHWEST INDIANA, INC.
ALLIED WASTE INDUSTRIES OF TENNESSEE, INC.
ALLIED WASTE INDUSTRIES, INC.
ALLIED WASTE LANDFILL HOLDINGS, INC.
ALLIED WASTE NIAGARA FALLS LANDFILL, LLC

ALLIED WASTE NORTH AMERICA, INC.
ALLIED WASTE OF CALIFORNIA, INC.
ALLIED WASTE OF LONG ISLAND, INC.
ALLIED WASTE OF NEW JERSEY, INC.
ALLIED WASTE OF NEW JERSEY-NEW YORK, LLC
ALLIED WASTE RECYCLING SERVICES OF NEW HAMPSHIRE, LLC
ALLIED WASTE RURAL SANITATION, INC.
ALLIED WASTE SERVICES OF COLORADO, INC.
ALLIED WASTE SERVICES OF MASSACHUSETTS, LLC
ALLIED WASTE SERVICES OF NORTH AMERICA, LLC
ALLIED WASTE SERVICES OF PAGE, INC.
ALLIED WASTE SERVICES OF STILLWATER, INC.
ALLIED WASTE SYCAMORE LANDFILL, LLC
ALLIED WASTE SYSTEMS HOLDINGS, INC.
ALLIED WASTE SYSTEMS OF ARIZONA, LLC
ALLIED WASTE SYSTEMS OF COLORADO, LLC
ALLIED WASTE SYSTEMS OF INDIANA, LLC
ALLIED WASTE SYSTEMS OF MICHIGAN, LLC
ALLIED WASTE SYSTEMS OF MONTANA, LLC
ALLIED WASTE SYSTEMS OF NEW JERSEY, LLC
ALLIED WASTE SYSTEMS OF NORTH CAROLINA, LLC
ALLIED WASTE SYSTEMS OF PENNSYLVANIA, LLC
ALLIED WASTE SYSTEMS, INC.
ALLIED WASTE TRANSFER SERVICES OF ARIZONA, LLC
ALLIED WASTE TRANSFER SERVICES OF CALIFORNIA, LLC
ALLIED WASTE TRANSFER SERVICES OF FLORIDA, LLC
ALLIED WASTE TRANSFER SERVICES OF IOWA, LLC
ALLIED WASTE TRANSFER SERVICES OF LIMA, LLC
ALLIED WASTE TRANSFER SERVICES OF NEW YORK, LLC
ALLIED WASTE TRANSFER SERVICES OF NORTH CAROLINA, LLC
ALLIED WASTE TRANSFER SERVICES OF OREGON, LLC
ALLIED WASTE TRANSFER SERVICES OF RHODE ISLAND, LLC
ALLIED WASTE TRANSFER SERVICES OF UTAH, INC.
ALLIED WASTE TRANSPORTATION, INC.
AMERICAN DISPOSAL SERVICES OF ILLINOIS, INC.
AMERICAN DISPOSAL SERVICES OF KANSAS, INC.
AMERICAN DISPOSAL SERVICES OF MISSOURI, INC.

AMERICAN DISPOSAL SERVICES OF NEW JERSEY, INC.
AMERICAN DISPOSAL SERVICES OF WEST VIRGINIA, INC.
AMERICAN DISPOSAL SERVICES, INC.
AMERICAN DISPOSAL TRANSFER SERVICES OF ILLINOIS, INC.
AMERICAN MATERIALS RECYCLING CORP.
AMERICAN SANITATION, INC.
AMERICAN TRANSFER COMPANY, INC.
ANSON COUNTY LANDFILL NC, LLC
APACHE JUNCTION LANDFILL CORPORATION
ARC DISPOSAL COMPANY, INC.
AREA DISPOSAL, INC.
ARIANA, LLC
ATLANTIC WASTE HOLDING COMPANY, INC.
ATLAS TRANSPORT, INC.
ATTWOODS OF NORTH AMERICA, INC.
AUTAUGA COUNTY LANDFILL, LLC
AUTOMATED MODULAR SYSTEMS, INC.
AUTOSHRED, INC.
AWIN LEASING COMPANY, INC.
AWIN LEASING II, LLC
AWIN MANAGEMENT, INC.
BARKER BROTHERS WASTE, INCORPORATED
BAY COLLECTION SERVICES, INC.
BAY ENVIRONMENTAL MANAGEMENT, INC.
BAY LANDFILLS, INC.
BAY LEASING COMPANY, INC.
BBCO, INC.
BELLEVILLE LANDFILL, INC.
BERKELEY SANITARY SERVICE, INC.
BFGSI, L.L.C.
BFI ATLANTIC, INC.
BFI ENERGY SYSTEMS OF ALBANY, INC.
BFI ENERGY SYSTEMS OF DELAWARE COUNTY, INC.
BFI ENERGY SYSTEMS OF ESSEX COUNTY, INC.
BFI ENERGY SYSTEMS OF HEMPSTEAD, INC.
BFI ENERGY SYSTEMS OF NIAGARA II, INC.
BFI ENERGY SYSTEMS OF NIAGARA, INC.
BFI ENERGY SYSTEMS OF SEMASS, INC.
BFI ENERGY SYSTEMS OF SOUTHEASTERN CONNECTICUT, INC.
BFI INTERNATIONAL, INC.
BFI REF-FUEL, INC.
BFI TRANS RIVER (GP), INC.
BFI TRANSFER SYSTEMS OF ALABAMA, LLC
BFI TRANSFER SYSTEMS OF DC, LLC
BFI TRANSFER SYSTEMS OF GEORGIA, LLC
BFI TRANSFER SYSTEMS OF MARYLAND, LLC

BFI TRANSFER SYSTEMS OF MASSACHUSETTS, LLC
BFI TRANSFER SYSTEMS OF MISSISSIPPI, LLC
BFI TRANSFER SYSTEMS OF NEW JERSEY, INC.
BFI TRANSFER SYSTEMS OF PENNSYLVANIA, LLC
BFI TRANSFER SYSTEMS OF VIRGINIA, LLC
BFI WASTE SERVICES OF PENNSYLVANIA, LLC
BFI WASTE SERVICES OF TENNESSEE, LLC
BFI WASTE SERVICES, LLC
BFI WASTE SYSTEMS OF ALABAMA, LLC
BFI WASTE SYSTEMS OF ARKANSAS, LLC
BFI WASTE SYSTEMS OF GEORGIA, LLC
BFI WASTE SYSTEMS OF KENTUCKY, LLC
BFI WASTE SYSTEMS OF LOUISIANA, LLC
BFI WASTE SYSTEMS OF MASSACHUSETTS, LLC
BFI WASTE SYSTEMS OF MISSISSIPPI, LLC
BFI WASTE SYSTEMS OF MISSOURI, LLC
BFI WASTE SYSTEMS OF NEW JERSEY, INC.
BFI WASTE SYSTEMS OF NORTH AMERICA, LLC
BFI WASTE SYSTEMS OF NORTH CAROLINA, LLC
BFI WASTE SYSTEMS OF OKLAHOMA, LLC
BFI WASTE SYSTEMS OF SOUTH CAROLINA, LLC
BFI WASTE SYSTEMS OF TENNESSEE, LLC
BFI WASTE SYSTEMS OF VIRGINIA, LLC
BIO-MED OF OREGON, INC.
BLT ENTERPRISES OF OXNARD, INC.
BOND COUNTY LANDFILL, INC.
BORREGO LANDFILL, INC.
BORROW PIT CORP.
BRICKYARD DISPOSAL & RECYCLING, INC.
BRIDGETON LANDFILL, LLC
BRIDGETON TRANSFER STATION, LLC
BROWNING-FERRIS FINANCIAL SERVICES, INC.
BROWNING-FERRIS INDUSTRIES CHEMICAL SERVICES, INC.
BROWNING-FERRIS INDUSTRIES OF CALIFORNIA, INC.
BROWNING-FERRIS INDUSTRIES OF FLORIDA, INC.
BROWNING-FERRIS INDUSTRIES OF ILLINOIS, INC.
BROWNING-FERRIS INDUSTRIES OF NEW JERSEY, INC.
BROWNING-FERRIS INDUSTRIES OF NEW YORK, INC.
BROWNING-FERRIS INDUSTRIES OF OHIO, INC.
BROWNING-FERRIS INDUSTRIES OF TENNESSEE, INC.
BROWNING-FERRIS INDUSTRIES, INC.
BROWNING-FERRIS INDUSTRIES, LLC
BROWNING-FERRIS SERVICES, INC.
BROWNING-FERRIS, INC.
BRUNSWICK WASTE MANAGEMENT FACILITY, LLC
BUNTING TRASH SERVICE, INC.

BUTLER COUNTY LANDFILL, LLC
C & C EXPANDED SANITARY LANDFILL, LLC
CACTUS WASTE SYSTEMS, LLC
CALVERT TRASH SYSTEMS, INCORPORATED
CAPITOL RECYCLING AND DISPOSAL, INC.
CARBON LIMESTONE LANDFILL, LLC
CC LANDFILL, INC.
CECOS INTERNATIONAL, INC.
CELINA LANDFILL, INC.
CENTRAL ARIZONA TRANSFER, INC.
CENTRAL SANITARY LANDFILL, INC.
CENTRAL VIRGINIA PROPERTIES, LLC
CHARTER EVAPORATION RESOURCE RECOVERY SYSTEMS
CHEROKEE RUN LANDFILL, INC.
CHILTON LANDFILL, LLC
CITIZENS DISPOSAL, INC.
CITY-STAR SERVICES, INC.
CLARKSTON DISPOSAL, INC.
COCOPAH LANDFILL, INC.
COMPACTOR RENTAL SYSTEMS OF DELAWARE, INC.
CONSOLIDATED DISPOSAL SERVICE, L.L.C.
CONTINENTAL WASTE INDUSTRIES, L.L.C.
COPPER MOUNTAIN LANDFILL, INC.
CORVALLIS DISPOSAL CO.
COUNTY DISPOSAL (OHIO), INC.
COUNTY DISPOSAL, INC.
COUNTY ENVIRONMENTAL LANDFILL, LLC
COUNTY LAND DEVELOPMENT LANDFILL, LLC
COUNTY LANDFILL, INC.
COURTNEY RIDGE LANDFILL, LLC
CRESCENT ACRES LANDFILL, LLC
CROCKETT SANITARY SERVICE, INC.
CUMBERLAND COUNTY DEVELOPMENT COMPANY, LLC
CWI OF ILLINOIS, INC.
CWI OF MISSOURI, INC.
D & L DISPOSAL, L.L.C.
DALLAS DISPOSAL CO.
DELTA CONTAINER CORPORATION
DELTA DADE RECYCLING CORP.
DELTA PAPER STOCK, CO.
DELTA RESOURCES CORP.
DELTA SITE DEVELOPMENT CORP.
DELTA WASTE CORP.
DEMPSEY WASTE SYSTEMS II, INC.
DENVER RL NORTH, INC.
DTC MANAGEMENT, INC.
E LEASING COMPANY, LLC
EAGLE INDUSTRIES LEASING, INC.

EAST CHICAGO COMPOST FACILITY, INC.
ECDC ENVIRONMENTAL OF HUMBOLDT COUNTY, INC.
ECDC ENVIRONMENTAL, L.C.
ECDC HOLDINGS, INC.
ELDER CREEK TRANSFER & RECOVERY, INC.
ELLIS SCOTT LANDFILL MO, LLC
ENVIROCYCLE, INC.
ENVIRONMENTAL DEVELOPMENT CORP.
ENVIRONMENTAL RECLAMATION COMPANY
ENVIRONTECH, INC.
ENVOTECH-ILLINOIS L.L.C.
EVERGREEN SCAVENGER SERVICE, INC.
EVERGREEN SCAVENGER SERVICE, L.L.C.
F. P. MCNAMARA RUBBISH REMOVAL, INC.
FLINT HILL ROAD, LLC
FLL, INC.
FOREST VIEW LANDFILL, LLC
FORWARD, INC.
FRED BARBARA TRUCKING CO., INC.
FRONTIER WASTE SERVICES (COLORADO), LLC
FRONTIER WASTE SERVICES (UTAH), LLC
FRONTIER WASTE SERVICES OF LOUISIANA L.L.C.
G. VAN DYKEN DISPOSAL INC.
GATEWAY LANDFILL, LLC
GEK, INC.
GENERAL REFUSE ROLLOFF CORP.
GENERAL REFUSE SERVICE OF OHIO, L.L.C.
GEORGIA RECYCLING SERVICES, INC.
GOLDEN BEAR TRANSFER SERVICES, INC.
GOLDEN WASTE DISPOSAL, INC.
GRANTS PASS SANITATION, INC.
GREAT LAKES DISPOSAL SERVICE, INC.
GREAT PLAINS LANDFILL OK, LLC
GREENRIDGE RECLAMATION, LLC
GREENRIDGE WASTE SERVICES, LLC
GULFCOAST WASTE SERVICE, INC.
H LEASING COMPANY, LLC
HANCOCK COUNTY DEVELOPMENT COMPANY, LLC
HARLAND’S SANITARY LANDFILL, INC.
HARRISON COUNTY LANDFILL, LLC
HONEYGO RUN RECLAMATION CENTER, INC.
ILLINOIS LANDFILL, INC.
ILLINOIS RECYCLING SERVICES, INC.
ILLINOIS VALLEY RECYCLING, INC.
IMPERIAL LANDFILL, INC.
INDEPENDENT TRUCKING COMPANY
INGRUM WASTE DISPOSAL, INC.
INTERNATIONAL DISPOSAL CORP. OF CALIFORNIA
ISLAND WASTE SERVICES LTD.

JACKSON COUNTY LANDFILL, LLC
JEFFERSON CITY LANDFILL, LLC
JEFFERSON PARISH DEVELOPMENT COMPANY, LLC
JETTER DISPOSAL, INC.
KANDEL ENTERPRISES, LLC
KANKAKEE QUARRY, INC.
KELLER CANYON LANDFILL COMPANY
KELLER DROP BOX, INC.
LA CAÑADA DISPOSAL COMPANY, INC.
LAKE NORMAN LANDFILL, INC.
LANDCOMP CORPORATION
LATHROP SUNRISE SANITATION CORPORATION
LEE COUNTY LANDFILL SC, LLC
LEE COUNTY LANDFILL, INC.
LEMONS LANDFILL, LLC
LIBERTY WASTE HOLDINGS, INC.
LIBERTY WASTE SERVICES LIMITED, L.L.C.
LIBERTY WASTE SERVICES OF ILLINOIS, L.L.C.
LIBERTY WASTE SERVICES OF MCCOOK, L.L.C.
LITTLE CREEK LANDING, LLC
LOCAL SANITATION OF ROWAN COUNTY, L.L.C.
LOOP RECYCLING, INC.
LOOP TRANSFER, INCORPORATED
LORAIN COUNTY LANDFILL, LLC
LOUIS PINTO & SON, INC., SANITATION CONTRACTORS
LUCAS COUNTY LAND DEVELOPMENT, INC.
LUCAS COUNTY LANDFILL, LLC
MADISON COUNTY DEVELOPMENT, LLC
MANUMIT OF FLORIDA, INC.
MCCUSKER RECYCLING, INC.
MCINNIS WASTE SYSTEMS, INC.
MENANDS ENVIRONMENTAL SOLUTIONS, LLC
MESA DISPOSAL, INC.
MIDWAY DEVELOPMENT COMPANY, INC.
MISSISSIPPI WASTE PAPER COMPANY
MISSOURI CITY LANDFILL, LLC
MOUNTAIN HOME DISPOSAL, INC.
N LEASING COMPANY, LLC
NATIONSWASTE CATAWBA REGIONAL LANDFILL, INC.
NATIONSWASTE, INC.
NCORP, INC.
NEW MORGAN LANDFILL COMPANY, INC.
NEW YORK WASTE SERVICES, LLC
NEWCO WASTE SYSTEMS OF NEW JERSEY, INC.
NOBLE ROAD LANDFILL, INC.
NORTHEAST LANDFILL, LLC
NORTHLAKE TRANSFER, INC.
NORTHWEST TENNESSEE DISPOSAL CORPORATION

OAKLAND HEIGHTS DEVELOPMENT, INC.
OBSCURITY LAND DEVELOPMENT, LLC
OHIO REPUBLIC CONTRACTS, II, INC.
OHIO REPUBLIC CONTRACTS, INC.
OKLAHOMA CITY LANDFILL, L.L.C.
OSCAR’S COLLECTION SYSTEM OF FREMONT, INC.
OTAY LANDFILL, INC.
OTTAWA COUNTY LANDFILL, INC.
PACKERTON LAND COMPANY, L.L.C.
PALOMAR TRANSFER STATION, INC.
PELTIER REAL ESTATE COMPANY
PERDOMO & SONS, INC.
PINAL COUNTY LANDFILL CORP.
PINECREST LANDFILL OK, LLC
PITTSBURG COUNTY LANDFILL, INC.
POLK COUNTY LANDFILL, LLC
PORT CLINTON LANDFILL, INC.
PORTABLE STORAGE CO.
PREBLE COUNTY LANDFILL, INC.
PRICE & SONS RECYCLING COMPANY
PRINCE GEORGE’S COUNTY LANDFILL, LLC
R.C. MILLER ENTERPRISES, INC.
R.C. MILLER REFUSE SERVICE INC.
RABANCO RECYCLING, INC.
RABANCO, LTD.
RAMONA LANDFILL, INC.
RCS, INC.
RELIABLE DISPOSAL, INC.
REPUBLIC DUMPCO, INC.
REPUBLIC ENVIRONMENTAL TECHNOLOGIES, INC.
REPUBLIC OHIO CONTRACTS, LLC
REPUBLIC SERVICES AVIATION, INC.
REPUBLIC SERVICES FINANCIAL LP, INC.
REPUBLIC SERVICES GROUP, LLC
REPUBLIC SERVICES HOLDING COMPANY, INC.
REPUBLIC SERVICES OF ARIZONA HAULING, LLC
REPUBLIC SERVICES OF CALIFORNIA HOLDING COMPANY, INC.
REPUBLIC SERVICES OF CALIFORNIA II, LLC
REPUBLIC SERVICES OF COLORADO HAULING, LLC
REPUBLIC SERVICES OF COLORADO I, LLC
REPUBLIC SERVICES OF FLORIDA GP, INC.
REPUBLIC SERVICES OF FLORIDA LP, INC.
REPUBLIC SERVICES OF GEORGIA GP, LLC
REPUBLIC SERVICES OF GEORGIA LP, LLC
REPUBLIC SERVICES OF INDIANA LP, INC.
REPUBLIC SERVICES OF INDIANA TRANSPORTATION, LLC
REPUBLIC SERVICES OF KENTUCKY, LLC
REPUBLIC SERVICES OF MICHIGAN HAULING, LLC

REPUBLIC SERVICES OF MICHIGAN HOLDING COMPANY, INC.
REPUBLIC SERVICES OF MICHIGAN I, LLC
REPUBLIC SERVICES OF MICHIGAN II, LLC
REPUBLIC SERVICES OF MICHIGAN III, LLC
REPUBLIC SERVICES OF MICHIGAN IV, LLC
REPUBLIC SERVICES OF MICHIGAN V, LLC
REPUBLIC SERVICES OF NEW JERSEY, LLC
REPUBLIC SERVICES OF NORTH CAROLINA, LLC
REPUBLIC SERVICES OF OHIO HAULING, LLC
REPUBLIC SERVICES OF OHIO I, LLC
REPUBLIC SERVICES OF OHIO II, LLC
REPUBLIC SERVICES OF OHIO III, LLC
REPUBLIC SERVICES OF OHIO IV, LLC
REPUBLIC SERVICES OF PENNSYLVANIA, LLC
REPUBLIC SERVICES OF SOUTH CAROLINA, LLC
REPUBLIC SERVICES OF SOUTHERN CALIFORNIA, LLC
REPUBLIC SERVICES OF VIRGINIA, LLC
REPUBLIC SERVICES OF WISCONSIN GP, LLC
REPUBLIC SERVICES OF WISCONSIN LP, LLC
REPUBLIC SERVICES REAL ESTATE HOLDING, INC.
REPUBLIC SERVICES VASCO ROAD, LLC
REPUBLIC SILVER STATE DISPOSAL, INC.
REPUBLIC WASTE SERVICES OF SOUTHERN CALIFORNIA, LLC
REPUBLIC WASTE SERVICES OF TEXAS GP, INC.
REPUBLIC WASTE SERVICES OF TEXAS LP, INC.
RESOURCE RECOVERY, INC.
RI/ALAMEDA CORP.
RICHMOND SANITARY SERVICE, INC.
RISK SERVICES, INC.
RITM, LLC
ROCK ROAD INDUSTRIES, INC.
ROSS BROS. WASTE & RECYCLING CO.
ROSSMAN SANITARY SERVICE, INC.
ROXANA LANDFILL, INC.
ROYAL HOLDINGS, INC.
RUBBISH CONTROL, LLC
S & S RECYCLING, INC.
S LEASING COMPANY, LLC
SALINE COUNTY LANDFILL, INC.
SAN DIEGO LANDFILL SYSTEMS, LLC
SAN MARCOS NCRRF, INC.
SAND VALLEY HOLDINGS, L.L.C.
SANDY HOLLOW LANDFILL CORP.
SANGAMON VALLEY LANDFILL, INC.
SANITARY DISPOSAL SERVICE, INC.
SAUK TRAIL DEVELOPMENT, INC.
SCHOFIELD CORPORATION OF ORLANDO
SHOW-ME LANDFILL, LLC

SHRED — ALL RECYCLING SYSTEMS INC.
SOLANO GARBAGE COMPANY
SOURCE RECYCLING, INC.
SOUTHEAST LANDFILL, LLC
SOUTHERN ILLINOIS REGIONAL LANDFILL, INC.
ST. BERNARD PARISH DEVELOPMENT COMPANY, LLC
ST. JOSEPH LANDFILL, LLC
STANDARD DISPOSAL SERVICES, INC.
STANDARD ENVIRONMENTAL SERVICES, INC.
STANDARD WASTE, INC.
STREATOR AREA LANDFILL, INC.
SUBURBAN TRANSFER, INC.
SUBURBAN WAREHOUSE, INC.
SUMMIT WASTE SYSTEMS, INC.
SUNRISE SANITATION SERVICE, INC.
SUNSET DISPOSAL SERVICE, INC.
SUNSET DISPOSAL, INC.
SYCAMORE LANDFILL, INC.
TATE’S TRANSFER SYSTEMS, INC.
TAY-BAN CORPORATION
TAYLOR RIDGE LANDFILL, INC.
TENNESSEE UNION COUNTY LANDFILL, INC.
THE ECOLOGY GROUP, INC.
THOMAS DISPOSAL SERVICE, INC.
TOM LUCIANO’S DISPOSAL SERVICE, INC.
TOTAL ROLL-OFFS, L.L.C.
TOTAL SOLID WASTE RECYCLERS, INC.
TRICIL (N.Y.), INC.
TRI-COUNTY REFUSE SERVICE, INC.
TRI-STATE RECYCLING SERVICES, INC.
TRI-STATE REFUSE CORPORATION
UNITED DISPOSAL SERVICE, INC.
UPPER ROCK ISLAND COUNTY LANDFILL, INC.
VALLEY LANDFILLS, INC.
VINING DISPOSAL SERVICE, INC.
WASATCH REGIONAL LANDFILL, INC.
WASTE CONTROL SYSTEMS, INC.
WASTE SERVICES OF NEW YORK, INC.
WASTEHAUL, INC.
WAYNE COUNTY LAND DEVELOPMENT, LLC
WAYNE COUNTY LANDFILL IL, INC.
WAYNE DEVELOPERS, LLC
WDTR, INC.
WEBSTER PARISH LANDFILL, L.L.C.
WEST CONTRA COSTA ENERGY RECOVERY COMPANY
WEST CONTRA COSTA SANITARY LANDFILL, INC.
WEST COUNTY LANDFILL, INC.
WEST COUNTY RESOURCE RECOVERY, INC.
WILLAMETTE RESOURCES, INC.

WILLIAMS COUNTY LANDFILL INC.
WILLOW RIDGE LANDFILL, LLC
WJR ENVIRONMENTAL, INC.
WOODLAKE SANITARY SERVICE, INC.
ZAKAROFF SERVICES

By:
	Name:	Edward A. Lang, III
	Title:	Treasurer of each of the foregoing entities

ABILENE LANDFILL TX, LP
BFI TRANSFER SYSTEMS OF TEXAS, LP
BFI WASTE SERVICES OF INDIANA, LP
BFI WASTE SERVICES OF TEXAS, LP
BFI WASTE SYSTEMS OF INDIANA, LP
BLUE RIDGE LANDFILL TX, LP
BRENHAM TOTAL ROLL-OFFS, LP
CAMELOT LANDFILL TX, LP
CEFE LANDFILL TX, LP
CROW LANDFILL TX, L.P.
DESARROLLO DEL RANCHO LA GLORIA TX, LP
EL CENTRO LANDFILL, L.P.
ELLIS COUNTY LANDFILL TX, LP
FORT WORTH LANDFILL TX, LP
FRONTIER WASTE SERVICES, L.P.
GALVESTON COUNTY LANDFILL TX, LP
GILES ROAD LANDFILL TX, LP
GOLDEN TRIANGLE LANDFILL TX, LP
GREENWOOD LANDFILL TX, LP
GULF WEST LANDFILL TX, LP
ITASCA LANDFILL TX, LP
KERRVILLE LANDFILL TX, LP
LEWISVILLE LANDFILL TX, LP
MARS ROAD TX, LP
MCCARTY ROAD LANDFILL TX, LP
MESQUITE LANDFILL TX, LP
MEXIA LANDFILL TX, LP
PANAMA ROAD LANDFILL, TX, L.P.
PINE HILL FARMS LANDFILL TX, LP
PLEASANT OAKS LANDFILL TX, LP
RIO GRANDE VALLEY LANDFILL TX, LP
ROYAL OAKS LANDFILL TX, LP
SOUTH CENTRAL TEXAS LAND CO. TX, LP
SOUTHWEST LANDFILL TX, LP
TESSMAN ROAD LANDFILL TX, LP
TURKEY CREEK LANDFILL TX, LP
VICTORIA LANDFILL TX, LP
WHISPERING PINES LANDFILL TX, LP

By:	Allied Waste Landfill Holdings, Inc., as General Partner of each of the foregoing entities

By:
	Name:	Edward A. Lang, III
	Title:	Treasurer

BENTON COUNTY DEVELOPMENT COMPANY
CLINTON COUNTY LANDFILL PARTNERSHIP
COUNTY LINE LANDFILL PARTNERSHIP
ILLIANA DISPOSAL PARTNERSHIP
JASPER COUNTY DEVELOPMENT COMPANY PARTNERSHIP
KEY WASTE INDIANA PARTNERSHIP
LAKE COUNTY C & D DEVELOPMENT PARTNERSHIP
NEWTON COUNTY LANDFILL PARTNERSHIP
SPRINGFIELD ENVIRONMENTAL GENERAL PARTNERSHIP
TIPPECANOE COUNTY WASTE SERVICES PARTNERSHIP
WARRICK COUNTY DEVELOPMENT COMPANY

By:	Allied Waste Landfill Holdings, Inc., as General
Partner of each of the foregoing entities

By:
Name: Edward A. Lang, III
Title: Treasurer

By:	Allied Waste North America, Inc., as General
Partner of each of the foregoing entities

By:

Name: Edward A. Lang, III
Title: Treasurer

BENSON VALLEY LANDFILL GENERAL PARTNERSHIP
BLUE RIDGE LANDFILL GENERAL PARTNERSHIP
GREEN VALLEY LANDFILL GENERAL PARTNERSHIP
MOREHEAD LANDFILL GENERAL PARTNERSHIP

By:	Allied Waste North America, Inc., as General
Partner of each of the foregoing entities

By:
Name: Edward A. Lang, III
Title: Treasurer

By:	Browning-Ferris Industries of Tennessee, Inc.,
as General Partner of each of the foregoing entities

By:

Name: Edward A. Lang, III
Title: Treasurer

REPUBLIC WASTE SERVICES OF TEXAS, LTD.
RWS TRANSPORT, L.P.

By:	Republic Waste Services of Texas GP, Inc., as
General Partner of each of the foregoing entities

By:
Name: Edward A. Lang, III
Title: Treasurer

BFI ENERGY SYSTEMS OF SOUTHEASTERN
CONNECTICUT, LIMITED PARTNERSHIP

By:	BFI Energy Systems of Southeastern Connecticut,
Inc., its General Partner

By:
Name: Edward A. Lang, III
Title: Treasurer
OCEANSIDE WASTE & RECYCLING SERVICES

By:	Republic Services, Inc., its General Partner

By:
Name: Edward A. Lang, III
Title: Treasurer

By:	Zakaroff Services, its General Partner

By:
Name: Edward A. Lang, III
Title: Treasurer
RABANCO COMPANIES

By:	Rabanco Recycling, Inc., its General Partner

By:
Name: Edward A. Lang, III
Title: Treasurer

By:	Rabanco, Ltd., its General Partner

By:
Name: Edward A. Lang, III
Title: Treasurer

REPUBLIC SERVICES FINANCIAL, LIMITED PARTNERSHIP

By:	Republic Silver State Disposal, Inc., its General Partner

By:
Name: Edward A. Lang, III
Title: Treasurer
REPUBLIC SERVICES OF FLORIDA, LIMITED PARTNERSHIP

By:	Republic Services of Florida GP, Inc., its General Partner

By:
Name: Edward A. Lang, III
Title: Treasurer
REPUBLIC SERVICES OF GEORGIA, LIMITED PARTNERSHIP

By:	Republic Services of Georgia GP, LLC, its General Partner

By:
Name: Edward A. Lang, III
Title: Treasurer
REPUBLIC SERVICES OF INDIANA, LIMITED PARTNERSHIP

By:	Republic Services, Inc., its General Partner

By:
Name: Edward A. Lang, III
Title: Treasurer

REPUBLIC SERVICES OF WISCONSIN, LIMITED PARTNERSHIP

By:	Republic Services of Wisconsin GP, LLC, its General Partner

By:
Name: Edward A. Lang, III
Title: Treasurer
DINVERNO, INC.

By:
	Name:	Roger A. Groen Jr.
	Title:	President

     The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representatives as of the date first above written.
[NAME OF REPRESENTATIVE]
[NAME OF REPRESENTATIVE]

Acting as Representatives of the
several Underwriters named in
the attached Schedule A.

By:	[Name of Representative]

By:
Name:
Title:

By:	[Name of Representative]

By:
Name:
Title:

SCHEDULE A

Aggregate
Principal
Amount of
Securities to
Underwriters	be Purchased
[Name]	$
[Name]	$
[Name]	$

Total	$

Sch-1

EXHIBIT A-1
[Form of Opinion of Mayer Brown LLP delivered with respect to the Company and the Delaware, New York and Illinois Guarantors]
(i)	The Company is validly existing as a corporation in good standing under the laws of the state of Delaware and has corporate power and authority to own or lease, as the case may be, and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Information and the Prospectus and to enter into and perform its obligations under the Underwriting Agreement and the Indenture; the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction listed in Schedule 1 hereto.

(ii)	Each of the Guarantors listed on Schedule 2 hereto (collectively, the “Covered Guarantors”) is validly existing as a corporation, limited liability company, partnership or other legal entity, as the case may be, in good standing, to the extent applicable to such entity, under the laws of the jurisdiction of its incorporation or formation, and each has corporate, limited liability company, partnership or other power and authority to own or lease, as the case may be, and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Information and the Prospectus; each Covered Guarantor listed on Schedule 3 hereto is duly qualified as a foreign corporation, limited liability company, partnership or other entity to transact business and is in good standing, to the extent applicable to such entity, in each jurisdiction listed on Schedule 3 hereto.

(iii)	This Agreement has been duly authorized, executed and delivered by the Company and each of the Covered Guarantors.

(iv)	The Indenture has been duly authorized, executed and delivered by the Company and each of the Covered Guarantors and (assuming the due authorization, execution and delivery thereof by the Trustee and the Guarantors that are not Covered Guarantors (collectively, the “Excluded Guarantors”)) constitutes a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law) and except as rights to indemnification may be limited by applicable law and public policy considerations. The Indenture has been duly qualified under the Trust Indenture Act.

(v)	The Notes are in the form contemplated by the Indenture, have been duly authorized and executed and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price as specified in the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture.
(vi)	The Guarantees of the Notes are in the form contemplated by the Indenture, have been duly authorized by each of the Covered Guarantors for issuance and sale pursuant to this Agreement and the Indenture and have been executed by each of the Covered Guarantors and, assuming the due authorization, execution and delivery by the Excluded Guarantors, when the Notes have been authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefore, will constitute valid and binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture.

(vii)	The Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Registration Statement, the Time of Sale Information and the Prospectus under the caption “Description of the Notes.”

(viii)	The Registration Statement is an “automatic shelf registration statement” (as defined under Rule 405 of the Securities Act) that has been filed with the Commission not earlier than three years prior to the date of the Underwriting Agreement and is currently effective; each of the Preliminary Prospectus and the Prospectus was filed with the Commission in the manner and within the time period required by Rule 424(b) under the Securities Act; and, to our best knowledge, no order suspending the effectiveness of the Registration Statement has been issued, no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or in connection with the offering is pending or threatened by the Commission.

(ix)	The Registration Statement, the Preliminary Prospectus, each Issuer Free Writing Prospectus included in the Time of Sale Information and the Prospectus (other than the financial statements and related schedules therein and the Statement of Eligibility on Form T-1, in each case as to which we express no opinion) comply as to form in all material respects with the requirements of the Securities Act; and the Indenture complies as to form in all material respects with the requirements of the Trust Indenture Act.

(x)	The documents incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom and the Statement of Eligibility on Form T-1, in each case as to which we express no opinion), at the time they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Exchange Act.
(xi)	The statements in each of the Registration Statement, the Time of Sale Information and the Prospectus under the caption “Description of the Notes,” insofar as such statements constitute a summary of the legal matters or documents referred to therein, fairly summarize, in all material respects, the matters referred to therein.

(xii)	The statements set forth in each of the Registration Statement, the Time of Sale Information and the Prospectus under the caption “Material United States Federal Income Tax Considerations,” insofar as such statements constitute a summary of the United States federal tax laws referred to therein, and subject to the limitations, qualifications and assumptions set forth therein, are true, correct and complete in all material respects.

(xiii)	The execution, delivery and performance of this Agreement, the Securities and the Indenture by the Company and the Covered Guarantors and the performance by the Company and the Covered Guarantors of their respective obligations thereunder (other than any indemnification provisions, as to which we express no opinion) (i) will not result in a violation of any provisions of the articles of incorporation or by-laws of the Company or the articles of incorporation, by-laws, certificate of formation, certificate of limited partnership or limited liability company, partnership or limited partnership agreement of any of the Covered Guarantors, (ii) will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Guarantors pursuant to any Existing Instrument filed as exhibits to the Company’s most recently filed Annual Report on Form 10-K or any material contract filed on Form 10-Q or Form 8-K after the date of the Company’s most recent Annual Report on Form 10-K and (iii) will not result in a violation of any federal, New York State or Illinois law or regulation or any Delaware corporate law or regulation (in each case other than state securities or blue sky laws, as to which we express no opinion), or any judgment, order or decree of any federal, New York State, Illinois or Delaware court or governmental authority binding on the Company or any Covered Guarantor of which we are aware.

(xiv)	No consent, approval, authorization or other order of, or registration or filing under Delaware corporate law or with any federal, New York State or Illinois governmental authority is required for the execution, delivery and performance by the Company and the Guarantors of this Agreement or the Indenture or the issuance and sale by the Company and the Guarantors of the Securities or consummation of the transactions contemplated hereby or thereby, other than (a) such as have been obtained or made, (b) as are required by FINRA and (c) such as may be required by applicable state “blue sky” or similar state or foreign securities laws.

(xv)	The Company is not, and after receipt of payment for the Securities and the application of the proceeds thereof as contemplated under the caption “Use of Proceeds” in the Registration Statement, the Time of Sale Information and the Prospectus will not be, required to register as an “investment company” within the meaning of the Investment Company Act.

Schedule 1
Foreign Qualifications

Schedule 2
Covered Guarantors

SCHEDULE 3
Foreign Qualifications

EXHIBIT A-2
[Form of Opinion of Mayer Brown LLP delivered with respect to the California, Texas and North Carolina Guarantors]
(i)	Each of the Guarantors listed on Schedule 1 hereto (collectively, the “Covered Guarantors”) is validly existing as a corporation, limited liability company, partnership or other legal entity, as the case may be, in good standing, to the extent that concept is applicable to such entity, under the laws of the jurisdiction of its incorporation or formation, and each has corporate, limited liability company, partnership or other power and authority to own or lease, as the case may be, and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Information and the Prospectus; each Covered Guarantor is duly qualified as a foreign corporation, limited liability company, partnership or other entity to transact business and is in good standing, to the extent applicable to such entity, in each jurisdiction listed on Schedule 2 hereto.

(ii)	This Agreement and the Supplemental Indenture (including the Guarantee provided for therein) have each been duly authorized, executed and delivered by each of the Covered Guarantors.

(iii)	The execution, delivery and performance of this Agreement and the Supplemental Indenture (including the Guarantee provided for therein) by the Covered Guarantors and the performance by the Covered Guarantors of their respective obligations thereunder (other than any indemnification provisions, as to which no opinion need be rendered) (i) will not result in a violation of any provisions of the articles of incorporation, by-laws, certificate of formation, certificate of limited partnership, limited liability company agreement, partnership agreement or limited partnership agreement of any of the Covered Guarantors and (ii) will not result in a violation of any [CA, NC or TX] law or regulation (other than state securities or blue sky laws, as to which no opinion need be rendered), or any judgment, order or decree of any [CA, NC or TX] court or governmental authority binding on any Covered Guarantor of which we are aware.

(iv)	No consent, approval, authorization or other order of, or registration or filing with, any [CA, NC or TX] governmental authority is required for the execution, delivery and performance by the Covered Guarantors of this Agreement or the Supplemental Indenture or the issuance and sale by the Covered Guarantors of the Guarantees or consummation of the transactions contemplated hereby or thereby, other than (a) such as have been obtained or made, and (b) such as may be required by applicable state “blue sky” or similar state securities laws.

Schedule 1
Covered Guarantors

Schedule 2
Foreign Qualifications

EXHIBIT A-3
[Form of Negative Assurance Letter of Mayer Brown LLP]
     Subject to the foregoing and on the basis of the information we gained in the course of performing the services referred to above, we confirm to you that nothing came to our attention that caused us to believe that:
     (1) the Registration Statement, at the time of its effective date (including the information, if any, deemed pursuant to Rule 430A, 430B or 430C to be part of the Registration Statement at the time of effectiveness), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
     (2) the Time of Sale Information, at the Time of Sale, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or
     (3) the Prospectus or any amendment or supplement thereto as of its date and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to to make the statements therein, in the light of the circumstances under which they were made, not misleading:
provided, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Time of Sale Information or the Prospectus, except as otherwise specifically provided in paragraphs (vii), (xi) and (xii) in our opinion of today’s date addressed to you, and we do not express any belief with respect to the financial statements or other financial or accounting data or information or assessments of or reports on the effectiveness of internal control over financial reporting contained in, incorporated by reference into or omitted from the Registration Statement, Time of Sale Information or Prospectus.

Exhibit A
Additional Documents and Information Included in the Pricing Disclosure Package

EXHIBIT A-4
[Form of opinion of Executive Vice President and General Counsel]
(i)	Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the best of my knowledge, threatened against or affecting the Company, the Guarantors or any of their respective subsidiaries where any such action, suit or proceeding, if determined adversely, would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement.

EXHIBIT B
REPUBLIC SERVICES, INC.
Pricing Term Sheet
                    , 20___

Issuer:	Republic Services, Inc., a Delaware corporation

Guarantors:	Substantially all of the Issuer’s direct and
indirect subsidiaries.

Size:	$

Maturity:

Coupon (Interest Rate):	—%

Yield to Maturity:	—%

Spread to Benchmark Treasury:	T + ____ basis points

Benchmark Treasury:	UST ______% due , 20__

Benchmark Treasury Price and Yield:	+ and ______%

Interest Payment Dates:	_______ and , commencing ______, 20__

Redemption Provision:	Make-Whole Call at T + ___ basis points

Price to Public:	%

Settlement Date:	, 20___ (T+5)

Ratings:	(Moody’s / S&P / Fitch)

CUSIP / ISIN:	/

Joint Book-Running Managers:

Co-Managers:
Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any

B-1

dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-8[xx-xxx-xxxx] [or emailing ☐ at [. ]]

B-2

EXHIBIT C
Free Writing Prospectuses Constituting Part of the Time of Sale Information
Pricing Term Sheet dated ______________, 2010

C-1

EXHIBIT D
623 LANDFILL, INC.
A D A J CORPORATION
ACTION DISPOSAL, INC.
ADA COUNTY DEVELOPMENT COMPANY, INC.
ADRIAN LANDFILL, INC.
ADS OF ILLINOIS, INC.
ADS, INC.
AGRICULTURAL ACQUISITIONS, LLC
AGRI-TECH, INC. OF OREGON
ALABAMA RECYCLING SERVICES, INC.
ALBANY — LEBANON SANITATION, INC.
ALLIED ACQUISITION PENNSYLVANIA, INC.
ALLIED ACQUISITION TWO, INC.
ALLIED ENVIROENGINEERING, INC.
ALLIED GAS RECOVERY SYSTEMS, L.L.C.
ALLIED GREEN POWER, INC.
ALLIED NOVA SCOTIA, INC.
ALLIED SERVICES, LLC
ALLIED TRANSFER SYSTEMS OF NEW JERSEY, LLC
ALLIED WASTE ALABAMA, INC.
ALLIED WASTE COMPANY, INC.
ALLIED WASTE ENVIRONMENTAL MANAGEMENT GROUP, LLC
ALLIED WASTE HAULING OF GEORGIA, INC.
ALLIED WASTE HOLDINGS (CANADA) LTD.
ALLIED WASTE INDUSTRIES (ARIZONA), INC.
ALLIED WASTE INDUSTRIES (NEW MEXICO), INC.
ALLIED WASTE INDUSTRIES (SOUTHWEST), INC.
ALLIED WASTE INDUSTRIES OF GEORGIA, INC.
ALLIED WASTE INDUSTRIES OF ILLINOIS, INC.
ALLIED WASTE INDUSTRIES OF NORTHWEST INDIANA, INC.
ALLIED WASTE INDUSTRIES OF TENNESSEE, INC.
ALLIED WASTE INDUSTRIES, INC.
ALLIED WASTE LANDFILL HOLDINGS, INC.
ALLIED WASTE NIAGARA FALLS LANDFILL, LLC
ALLIED WASTE NORTH AMERICA, INC.
ALLIED WASTE OF CALIFORNIA, INC.
ALLIED WASTE OF LONG ISLAND, INC.
ALLIED WASTE OF NEW JERSEY, INC.
ALLIED WASTE OF NEW JERSEY-NEW YORK, LLC
ALLIED WASTE RECYCLING SERVICES OF NEW HAMPSHIRE, LLC
ALLIED WASTE RURAL SANITATION, INC.
ALLIED WASTE SERVICES OF COLORADO, INC.
ALLIED WASTE SERVICES OF MASSACHUSETTS, LLC
ALLIED WASTE SERVICES OF NORTH AMERICA, LLC
ALLIED WASTE SERVICES OF PAGE, INC.
ALLIED WASTE SERVICES OF STILLWATER, INC.
ALLIED WASTE SYCAMORE LANDFILL, LLC

ALLIED WASTE SYSTEMS HOLDINGS, INC.
ALLIED WASTE SYSTEMS OF ARIZONA, LLC
ALLIED WASTE SYSTEMS OF COLORADO, LLC
ALLIED WASTE SYSTEMS OF INDIANA, LLC
ALLIED WASTE SYSTEMS OF MICHIGAN, LLC
ALLIED WASTE SYSTEMS OF MONTANA, LLC
ALLIED WASTE SYSTEMS OF NEW JERSEY, LLC
ALLIED WASTE SYSTEMS OF NORTH CAROLINA, LLC
ALLIED WASTE SYSTEMS OF PENNSYLVANIA, LLC
ALLIED WASTE SYSTEMS, INC.
ALLIED WASTE TRANSFER SERVICES OF ARIZONA, LLC
ALLIED WASTE TRANSFER SERVICES OF CALIFORNIA, LLC
ALLIED WASTE TRANSFER SERVICES OF FLORIDA, LLC
ALLIED WASTE TRANSFER SERVICES OF IOWA, LLC
ALLIED WASTE TRANSFER SERVICES OF LIMA, LLC
ALLIED WASTE TRANSFER SERVICES OF NEW YORK, LLC
ALLIED WASTE TRANSFER SERVICES OF NORTH CAROLINA, LLC
ALLIED WASTE TRANSFER SERVICES OF OREGON, LLC
ALLIED WASTE TRANSFER SERVICES OF RHODE ISLAND, LLC
ALLIED WASTE TRANSFER SERVICES OF UTAH, INC.
ALLIED WASTE TRANSPORTATION, INC.
AMERICAN DISPOSAL SERVICES OF ILLINOIS, INC.
AMERICAN DISPOSAL SERVICES OF KANSAS, INC.
AMERICAN DISPOSAL SERVICES OF MISSOURI, INC.
AMERICAN DISPOSAL SERVICES OF NEW JERSEY, INC.
AMERICAN DISPOSAL SERVICES OF WEST VIRGINIA, INC.
AMERICAN DISPOSAL SERVICES, INC.
AMERICAN DISPOSAL TRANSFER SERVICES OF ILLINOIS, INC.
AMERICAN MATERIALS RECYCLING CORP.
AMERICAN SANITATION, INC.
AMERICAN TRANSFER COMPANY, INC.
ANSON COUNTY LANDFILL NC, LLC
APACHE JUNCTION LANDFILL CORPORATION
ARC DISPOSAL COMPANY, INC.
AREA DISPOSAL, INC.
ARIANA, LLC
ATLANTIC WASTE HOLDING COMPANY, INC.
ATLAS TRANSPORT, INC.
ATTWOODS OF NORTH AMERICA, INC.
AUTAUGA COUNTY LANDFILL, LLC
AUTOMATED MODULAR SYSTEMS, INC.
AUTOSHRED, INC.
AWIN LEASING COMPANY, INC.
AWIN LEASING II, LLC
AWIN MANAGEMENT, INC.
BARKER BROTHERS WASTE, INCORPORATED
BAY COLLECTION SERVICES, INC.
BAY ENVIRONMENTAL MANAGEMENT, INC.
BAY LANDFILLS, INC.
BAY LEASING COMPANY, INC.

BBCO, INC.
BELLEVILLE LANDFILL, INC.
BERKELEY SANITARY SERVICE, INC.
BFGSI, L.L.C.
BFI ATLANTIC, INC.
BFI ENERGY SYSTEMS OF ALBANY, INC.
BFI ENERGY SYSTEMS OF DELAWARE COUNTY, INC.
BFI ENERGY SYSTEMS OF ESSEX COUNTY, INC.
BFI ENERGY SYSTEMS OF HEMPSTEAD, INC.
BFI ENERGY SYSTEMS OF NIAGARA II, INC.
BFI ENERGY SYSTEMS OF NIAGARA, INC.
BFI ENERGY SYSTEMS OF SEMASS, INC.
BFI ENERGY SYSTEMS OF SOUTHEASTERN CONNECTICUT, INC.
BFI INTERNATIONAL, INC.
BFI REF-FUEL, INC.
BFI TRANS RIVER (GP), INC.
BFI TRANSFER SYSTEMS OF ALABAMA, LLC
BFI TRANSFER SYSTEMS OF DC, LLC
BFI TRANSFER SYSTEMS OF GEORGIA, LLC
BFI TRANSFER SYSTEMS OF MARYLAND, LLC
BFI TRANSFER SYSTEMS OF MASSACHUSETTS, LLC
BFI TRANSFER SYSTEMS OF MISSISSIPPI, LLC
BFI TRANSFER SYSTEMS OF NEW JERSEY, INC.
BFI TRANSFER SYSTEMS OF PENNSYLVANIA, LLC
BFI TRANSFER SYSTEMS OF VIRGINIA, LLC
BFI WASTE SERVICES OF PENNSYLVANIA, LLC
BFI WASTE SERVICES OF TENNESSEE, LLC
BFI WASTE SERVICES, LLC
BFI WASTE SYSTEMS OF ALABAMA, LLC
BFI WASTE SYSTEMS OF ARKANSAS, LLC
BFI WASTE SYSTEMS OF GEORGIA, LLC
BFI WASTE SYSTEMS OF KENTUCKY, LLC
BFI WASTE SYSTEMS OF LOUISIANA, LLC
BFI WASTE SYSTEMS OF MASSACHUSETTS, LLC
BFI WASTE SYSTEMS OF MISSISSIPPI, LLC
BFI WASTE SYSTEMS OF MISSOURI, LLC
BFI WASTE SYSTEMS OF NEW JERSEY, INC.
BFI WASTE SYSTEMS OF NORTH AMERICA, LLC
BFI WASTE SYSTEMS OF NORTH CAROLINA, LLC
BFI WASTE SYSTEMS OF OKLAHOMA, LLC
BFI WASTE SYSTEMS OF SOUTH CAROLINA, LLC
BFI WASTE SYSTEMS OF TENNESSEE, LLC
BFI WASTE SYSTEMS OF VIRGINIA, LLC
BIO-MED OF OREGON, INC.
BLT ENTERPRISES OF OXNARD, INC.
BOND COUNTY LANDFILL, INC.
BORREGO LANDFILL, INC.
BORROW PIT CORP.
BRICKYARD DISPOSAL & RECYCLING, INC.
BRIDGETON LANDFILL, LLC

BRIDGETON TRANSFER STATION, LLC
BROWNING-FERRIS FINANCIAL SERVICES, INC.
BROWNING-FERRIS INDUSTRIES CHEMICAL SERVICES, INC.
BROWNING-FERRIS INDUSTRIES OF CALIFORNIA, INC.
BROWNING-FERRIS INDUSTRIES OF FLORIDA, INC.
BROWNING-FERRIS INDUSTRIES OF ILLINOIS, INC.
BROWNING-FERRIS INDUSTRIES OF NEW JERSEY, INC.
BROWNING-FERRIS INDUSTRIES OF NEW YORK, INC.
BROWNING-FERRIS INDUSTRIES OF OHIO, INC.
BROWNING-FERRIS INDUSTRIES OF TENNESSEE, INC.
BROWNING-FERRIS INDUSTRIES, INC.
BROWNING-FERRIS INDUSTRIES, LLC
BROWNING-FERRIS SERVICES, INC.
BROWNING-FERRIS, INC.
BRUNSWICK WASTE MANAGEMENT FACILITY, LLC
BUNTING TRASH SERVICE, INC.
BUTLER COUNTY LANDFILL, LLC
C & C EXPANDED SANITARY LANDFILL, LLC
CACTUS WASTE SYSTEMS, LLC
CALVERT TRASH SYSTEMS, INCORPORATED
CAPITOL RECYCLING AND DISPOSAL, INC.
CARBON LIMESTONE LANDFILL, LLC
CC LANDFILL, INC.
CECOS INTERNATIONAL, INC.
CELINA LANDFILL, INC.
CENTRAL ARIZONA TRANSFER, INC.
CENTRAL SANITARY LANDFILL, INC.
CENTRAL VIRGINIA PROPERTIES, LLC
CHARTER EVAPORATION RESOURCE RECOVERY SYSTEMS
CHEROKEE RUN LANDFILL, INC.
CHILTON LANDFILL, LLC
CITIZENS DISPOSAL, INC.
CITY-STAR SERVICES, INC.
CLARKSTON DISPOSAL, INC.
COCOPAH LANDFILL, INC.
COMPACTOR RENTAL SYSTEMS OF DELAWARE, INC.
CONSOLIDATED DISPOSAL SERVICE, L.L.C.
CONTINENTAL WASTE INDUSTRIES, L.L.C.
COPPER MOUNTAIN LANDFILL, INC.
CORVALLIS DISPOSAL CO.
COUNTY DISPOSAL (OHIO), INC.
COUNTY DISPOSAL, INC.
COUNTY ENVIRONMENTAL LANDFILL, LLC
COUNTY LAND DEVELOPMENT LANDFILL, LLC
COUNTY LANDFILL, INC.
COURTNEY RIDGE LANDFILL, LLC
CRESCENT ACRES LANDFILL, LLC
CROCKETT SANITARY SERVICE, INC.
CUMBERLAND COUNTY DEVELOPMENT COMPANY, LLC
CWI OF ILLINOIS, INC.

CWI OF MISSOURI, INC.
D & L DISPOSAL, L.L.C.
DALLAS DISPOSAL CO.
DELTA CONTAINER CORPORATION
DELTA DADE RECYCLING CORP.
DELTA PAPER STOCK, CO.
DELTA RESOURCES CORP.
DELTA SITE DEVELOPMENT CORP.
DELTA WASTE CORP.
DEMPSEY WASTE SYSTEMS II, INC.
DENVER RL NORTH, INC.
DTC MANAGEMENT, INC.
E LEASING COMPANY, LLC
EAGLE INDUSTRIES LEASING, INC.
EAST CHICAGO COMPOST FACILITY, INC.
ECDC ENVIRONMENTAL OF HUMBOLDT COUNTY, INC.
ECDC ENVIRONMENTAL, L.C.
ECDC HOLDINGS, INC.
ELDER CREEK TRANSFER & RECOVERY, INC.
ELLIS SCOTT LANDFILL MO, LLC
ENVIROCYCLE, INC.
ENVIRONMENTAL DEVELOPMENT CORP.
ENVIRONMENTAL RECLAMATION COMPANY
ENVIRONTECH, INC.
ENVOTECH-ILLINOIS L.L.C.
EVERGREEN SCAVENGER SERVICE, INC.
EVERGREEN SCAVENGER SERVICE, L.L.C.
F. P. MCNAMARA RUBBISH REMOVAL, INC.
FLINT HILL ROAD, LLC
FLL, INC.
FOREST VIEW LANDFILL, LLC
FORWARD, INC.
FRED BARBARA TRUCKING CO., INC.
FRONTIER WASTE SERVICES (COLORADO), LLC
FRONTIER WASTE SERVICES (UTAH), LLC
FRONTIER WASTE SERVICES OF LOUISIANA L.L.C.
G. VAN DYKEN DISPOSAL INC.
GATEWAY LANDFILL, LLC
GEK, INC.
GENERAL REFUSE ROLLOFF CORP.
GENERAL REFUSE SERVICE OF OHIO, L.L.C.
GEORGIA RECYCLING SERVICES, INC.
GOLDEN BEAR TRANSFER SERVICES, INC.
GOLDEN WASTE DISPOSAL, INC.
GRANTS PASS SANITATION, INC.
GREAT LAKES DISPOSAL SERVICE, INC.
GREAT PLAINS LANDFILL OK, LLC
GREENRIDGE RECLAMATION, LLC
GREENRIDGE WASTE SERVICES, LLC
GULFCOAST WASTE SERVICE, INC.

H LEASING COMPANY, LLC
HANCOCK COUNTY DEVELOPMENT COMPANY, LLC
HARLAND’S SANITARY LANDFILL, INC.
HARRISON COUNTY LANDFILL, LLC
HONEYGO RUN RECLAMATION CENTER, INC.
ILLINOIS LANDFILL, INC.
ILLINOIS RECYCLING SERVICES, INC.
ILLINOIS VALLEY RECYCLING, INC.
IMPERIAL LANDFILL, INC.
INDEPENDENT TRUCKING COMPANY
INGRUM WASTE DISPOSAL, INC.
INTERNATIONAL DISPOSAL CORP. OF CALIFORNIA
ISLAND WASTE SERVICES LTD.
JACKSON COUNTY LANDFILL, LLC
JEFFERSON CITY LANDFILL, LLC
JEFFERSON PARISH DEVELOPMENT COMPANY, LLC
JETTER DISPOSAL, INC.
KANDEL ENTERPRISES, LLC
KANKAKEE QUARRY, INC.
KELLER CANYON LANDFILL COMPANY
KELLER DROP BOX, INC.
LA CAÑADA DISPOSAL COMPANY, INC.
LAKE NORMAN LANDFILL, INC.
LANDCOMP CORPORATION
LATHROP SUNRISE SANITATION CORPORATION
LEE COUNTY LANDFILL SC, LLC
LEE COUNTY LANDFILL, INC.
LEMONS LANDFILL, LLC
LIBERTY WASTE HOLDINGS, INC.
LIBERTY WASTE SERVICES LIMITED, L.L.C.
LIBERTY WASTE SERVICES OF ILLINOIS, L.L.C.
LIBERTY WASTE SERVICES OF MCCOOK, L.L.C.
LITTLE CREEK LANDING, LLC
LOCAL SANITATION OF ROWAN COUNTY, L.L.C.
LOOP RECYCLING, INC.
LOOP TRANSFER, INCORPORATED
LORAIN COUNTY LANDFILL, LLC
LOUIS PINTO & SON, INC., SANITATION CONTRACTORS
LUCAS COUNTY LAND DEVELOPMENT, INC.
LUCAS COUNTY LANDFILL, LLC
MADISON COUNTY DEVELOPMENT, LLC
MANUMIT OF FLORIDA, INC.
MCCUSKER RECYCLING, INC.
MCINNIS WASTE SYSTEMS, INC.
MENANDS ENVIRONMENTAL SOLUTIONS, LLC
MESA DISPOSAL, INC.
MIDWAY DEVELOPMENT COMPANY, INC.
MISSISSIPPI WASTE PAPER COMPANY
MISSOURI CITY LANDFILL, LLC
MOUNTAIN HOME DISPOSAL, INC.

N LEASING COMPANY, LLC
NATIONSWASTE CATAWBA REGIONAL LANDFILL, INC.
NATIONSWASTE, INC.
NCORP, INC.
NEW MORGAN LANDFILL COMPANY, INC.
NEW YORK WASTE SERVICES, LLC
NEWCO WASTE SYSTEMS OF NEW JERSEY, INC.
NOBLE ROAD LANDFILL, INC.
NORTHEAST LANDFILL, LLC
NORTHLAKE TRANSFER, INC.
NORTHWEST TENNESSEE DISPOSAL CORPORATION
OAKLAND HEIGHTS DEVELOPMENT, INC.
OBSCURITY LAND DEVELOPMENT, LLC
OHIO REPUBLIC CONTRACTS, II, INC.
OHIO REPUBLIC CONTRACTS, INC.
OKLAHOMA CITY LANDFILL, L.L.C.
OSCAR’S COLLECTION SYSTEM OF FREMONT, INC.
OTAY LANDFILL, INC.
OTTAWA COUNTY LANDFILL, INC.
PACKERTON LAND COMPANY, L.L.C.
PALOMAR TRANSFER STATION, INC.
PELTIER REAL ESTATE COMPANY
PERDOMO & SONS, INC.
PINAL COUNTY LANDFILL CORP.
PINECREST LANDFILL OK, LLC
PITTSBURG COUNTY LANDFILL, INC.
POLK COUNTY LANDFILL, LLC
PORT CLINTON LANDFILL, INC.
PORTABLE STORAGE CO.
PREBLE COUNTY LANDFILL, INC.
PRICE & SONS RECYCLING COMPANY
PRINCE GEORGE’S COUNTY LANDFILL, LLC
R.C. MILLER ENTERPRISES, INC.
R.C. MILLER REFUSE SERVICE INC.
RABANCO RECYCLING, INC.
RABANCO, LTD.
RAMONA LANDFILL, INC.
RCS, INC.
RELIABLE DISPOSAL, INC.
REPUBLIC DUMPCO, INC.
REPUBLIC ENVIRONMENTAL TECHNOLOGIES, INC.
REPUBLIC OHIO CONTRACTS, LLC
REPUBLIC SERVICES AVIATION, INC.
REPUBLIC SERVICES FINANCIAL LP, INC.
REPUBLIC SERVICES GROUP, LLC
REPUBLIC SERVICES HOLDING COMPANY, INC.
REPUBLIC SERVICES OF ARIZONA HAULING, LLC
REPUBLIC SERVICES OF CALIFORNIA HOLDING COMPANY, INC.
REPUBLIC SERVICES OF CALIFORNIA II, LLC
REPUBLIC SERVICES OF COLORADO HAULING, LLC

REPUBLIC SERVICES OF COLORADO I, LLC
REPUBLIC SERVICES OF FLORIDA GP, INC.
REPUBLIC SERVICES OF FLORIDA LP, INC.
REPUBLIC SERVICES OF GEORGIA GP, LLC
REPUBLIC SERVICES OF GEORGIA LP, LLC
REPUBLIC SERVICES OF INDIANA LP, INC.
REPUBLIC SERVICES OF INDIANA TRANSPORTATION, LLC
REPUBLIC SERVICES OF KENTUCKY, LLC
REPUBLIC SERVICES OF MICHIGAN HAULING, LLC
REPUBLIC SERVICES OF MICHIGAN HOLDING COMPANY, INC.
REPUBLIC SERVICES OF MICHIGAN I, LLC
REPUBLIC SERVICES OF MICHIGAN II, LLC
REPUBLIC SERVICES OF MICHIGAN III, LLC
REPUBLIC SERVICES OF MICHIGAN IV, LLC
REPUBLIC SERVICES OF MICHIGAN V, LLC
REPUBLIC SERVICES OF NEW JERSEY, LLC
REPUBLIC SERVICES OF NORTH CAROLINA, LLC
REPUBLIC SERVICES OF OHIO HAULING, LLC
REPUBLIC SERVICES OF OHIO I, LLC
REPUBLIC SERVICES OF OHIO II, LLC
REPUBLIC SERVICES OF OHIO III, LLC
REPUBLIC SERVICES OF OHIO IV, LLC
REPUBLIC SERVICES OF PENNSYLVANIA, LLC
REPUBLIC SERVICES OF SOUTH CAROLINA, LLC
REPUBLIC SERVICES OF SOUTHERN CALIFORNIA, LLC
REPUBLIC SERVICES OF VIRGINIA, LLC
REPUBLIC SERVICES OF WISCONSIN GP, LLC
REPUBLIC SERVICES OF WISCONSIN LP, LLC
REPUBLIC SERVICES REAL ESTATE HOLDING, INC.
REPUBLIC SERVICES VASCO ROAD, LLC
REPUBLIC SILVER STATE DISPOSAL, INC.
REPUBLIC WASTE SERVICES OF SOUTHERN CALIFORNIA, LLC
REPUBLIC WASTE SERVICES OF TEXAS GP, INC.
REPUBLIC WASTE SERVICES OF TEXAS LP, INC.
RESOURCE RECOVERY, INC.
RI/ALAMEDA CORP.
RICHMOND SANITARY SERVICE, INC.
RISK SERVICES, INC.
RITM, LLC
ROCK ROAD INDUSTRIES, INC.
ROSS BROS. WASTE & RECYCLING CO.
ROSSMAN SANITARY SERVICE, INC.
ROXANA LANDFILL, INC.
ROYAL HOLDINGS, INC.
RUBBISH CONTROL, LLC
S & S RECYCLING, INC.
S LEASING COMPANY, LLC
SALINE COUNTY LANDFILL, INC.
SAN DIEGO LANDFILL SYSTEMS, LLC
SAN MARCOS NCRRF, INC.

SAND VALLEY HOLDINGS, L.L.C.
SANDY HOLLOW LANDFILL CORP.
SANGAMON VALLEY LANDFILL, INC.
SANITARY DISPOSAL SERVICE, INC.
SAUK TRAIL DEVELOPMENT, INC.
SCHOFIELD CORPORATION OF ORLANDO
SHOW-ME LANDFILL, LLC
SHRED — ALL RECYCLING SYSTEMS INC.
SOLANO GARBAGE COMPANY
SOURCE RECYCLING, INC.
SOUTHEAST LANDFILL, LLC
SOUTHERN ILLINOIS REGIONAL LANDFILL, INC.
ST. BERNARD PARISH DEVELOPMENT COMPANY, LLC
ST. JOSEPH LANDFILL, LLC
STANDARD DISPOSAL SERVICES, INC.
STANDARD ENVIRONMENTAL SERVICES, INC.
STANDARD WASTE, INC.
STREATOR AREA LANDFILL, INC.
SUBURBAN TRANSFER, INC.
SUBURBAN WAREHOUSE, INC.
SUMMIT WASTE SYSTEMS, INC.
SUNRISE SANITATION SERVICE, INC.
SUNSET DISPOSAL SERVICE, INC.
SUNSET DISPOSAL, INC.
SYCAMORE LANDFILL, INC.
TATE’S TRANSFER SYSTEMS, INC.
TAY-BAN CORPORATION
TAYLOR RIDGE LANDFILL, INC.
TENNESSEE UNION COUNTY LANDFILL, INC.
THE ECOLOGY GROUP, INC.
THOMAS DISPOSAL SERVICE, INC.
TOM LUCIANO’S DISPOSAL SERVICE, INC.
TOTAL ROLL-OFFS, L.L.C.
TOTAL SOLID WASTE RECYCLERS, INC.
TRICIL (N.Y.), INC.
TRI-COUNTY REFUSE SERVICE, INC.
TRI-STATE RECYCLING SERVICES, INC.
TRI-STATE REFUSE CORPORATION
UNITED DISPOSAL SERVICE, INC.
UPPER ROCK ISLAND COUNTY LANDFILL, INC.
VALLEY LANDFILLS, INC.
VINING DISPOSAL SERVICE, INC.
WASATCH REGIONAL LANDFILL, INC.
WASTE CONTROL SYSTEMS, INC.
WASTE SERVICES OF NEW YORK, INC.
WASTEHAUL, INC.
WAYNE COUNTY LAND DEVELOPMENT, LLC
WAYNE COUNTY LANDFILL IL, INC.
WAYNE DEVELOPERS, LLC
WDTR, INC.

WEBSTER PARISH LANDFILL, L.L.C.
WEST CONTRA COSTA ENERGY RECOVERY COMPANY
WEST CONTRA COSTA SANITARY LANDFILL, INC.
WEST COUNTY LANDFILL, INC.
WEST COUNTY RESOURCE RECOVERY, INC.
WILLAMETTE RESOURCES, INC.
WILLIAMS COUNTY LANDFILL INC.
WILLOW RIDGE LANDFILL, LLC
WJR ENVIRONMENTAL, INC.
WOODLAKE SANITARY SERVICE, INC.
ZAKAROFF SERVICES
ABILENE LANDFILL TX, LP
BFI TRANSFER SYSTEMS OF TEXAS, LP
BFI WASTE SERVICES OF INDIANA, LP
BFI WASTE SERVICES OF TEXAS, LP
BFI WASTE SYSTEMS OF INDIANA, LP
BLUE RIDGE LANDFILL TX, LP
BRENHAM TOTAL ROLL-OFFS, LP
CAMELOT LANDFILL TX, LP
CEFE LANDFILL TX, LP
CROW LANDFILL TX, L.P.
DESARROLLO DEL RANCHO LA GLORIA TX, LP
EL CENTRO LANDFILL, L.P.
ELLIS COUNTY LANDFILL TX, LP
FORT WORTH LANDFILL TX, LP
FRONTIER WASTE SERVICES, L.P.
GALVESTON COUNTY LANDFILL TX, LP
GILES ROAD LANDFILL TX, LP
GOLDEN TRIANGLE LANDFILL TX, LP
GREENWOOD LANDFILL TX, LP
GULF WEST LANDFILL TX, LP
ITASCA LANDFILL TX, LP
KERRVILLE LANDFILL TX, LP
LEWISVILLE LANDFILL TX, LP
MARS ROAD TX, LP
MCCARTY ROAD LANDFILL TX, LP
MESQUITE LANDFILL TX, LP
MEXIA LANDFILL TX, LP
PANAMA ROAD LANDFILL, TX, L.P.
PINE HILL FARMS LANDFILL TX, LP
PLEASANT OAKS LANDFILL TX, LP
RIO GRANDE VALLEY LANDFILL TX, LP
ROYAL OAKS LANDFILL TX, LP
SOUTH CENTRAL TEXAS LAND CO. TX, LP
SOUTHWEST LANDFILL TX, LP
TESSMAN ROAD LANDFILL TX, LP
TURKEY CREEK LANDFILL TX, LP
VICTORIA LANDFILL TX, LP
WHISPERING PINES LANDFILL TX, LP
BENTON COUNTY DEVELOPMENT COMPANY

CLINTON COUNTY LANDFILL PARTNERSHIP
COUNTY LINE LANDFILL PARTNERSHIP
ILLIANA DISPOSAL PARTNERSHIP
JASPER COUNTY DEVELOPMENT COMPANY PARTNERSHIP
KEY WASTE INDIANA PARTNERSHIP
LAKE COUNTY C & D DEVELOPMENT PARTNERSHIP
NEWTON COUNTY LANDFILL PARTNERSHIP
SPRINGFIELD ENVIRONMENTAL GENERAL PARTNERSHIP
TIPPECANOE COUNTY WASTE SERVICES PARTNERSHIP
WARRICK COUNTY DEVELOPMENT COMPANY
BENSON VALLEY LANDFILL GENERAL PARTNERSHIP
BLUE RIDGE LANDFILL GENERAL PARTNERSHIP
GREEN VALLEY LANDFILL GENERAL PARTNERSHIP
MOREHEAD LANDFILL GENERAL PARTNERSHIP
REPUBLIC WASTE SERVICES OF TEXAS, LTD.
RWS TRANSPORT, L.P.
BFI ENERGY SYSTEMS OF SOUTHEASTERN CONNECTICUT, LIMITED PARTNERSHIP
OCEANSIDE WASTE & RECYCLING SERVICES
RABANCO COMPANIES
REPUBLIC SERVICES FINANCIAL, LIMITED PARTNERSHIP
REPUBLIC SERVICES OF FLORIDA, LIMITED PARTNERSHIP
REPUBLIC SERVICES OF GEORGIA, LIMITED PARTNERSHIP
REPUBLIC SERVICES OF INDIANA, LIMITED PARTNERSHIP
REPUBLIC SERVICES OF WISCONSIN, LIMITED PARTNERSHIP
DINVERNO, INC.

EXHIBIT E
Arbor Hills Holdings L.L.C.
BFGSI Series 1997-A Trust
BFI Energy Systems of Boston, Inc.
BFI Energy Systems of Plymouth, Inc.
BFI Services Group, Inc.
BFI Trans River (LP), Inc.
Browning-Ferris Industries Asia Pacific, Inc.
Browning-Ferris Industries Europe, Inc.
Champlin Refuse, Inc.
Congress Development Co.
Consolidated Processing, Inc.
Continental Waste Industries — Gary, Inc.
EcoSort, L.L.C.
Evergreen National Indemnity Company
Foothill Sanitary Landfill, Inc.
Kent-Meridian Disposal Company
Marion Resource Recovery Facility, LLC
Minneapolis Refuse, Incorporated
Modern-Mallard Energy, LLC
Pine Bend Holdings L.L.C.
Prichard Landfill Corporation
Roosevelt Associates
VHG, Inc.
Warner Hill Development Company

E-1